Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

Simon Property Group, Inc. (the “Company” or “Simon Property”) (NYSE:SPG) is a self-administered and self-managed real estate investment trust (“REIT”). Simon Property Group, L.P. (the “Operating Partnership”) is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively, “Simon Group”) are engaged primarily in the ownership, development and management of retail real estate properties, primarily regional malls, Premium Outlet Centers® and community/lifestyle centers.

At September 30, 2006, the Company owned or had an interest in 284 properties in the United States containing an aggregate of 199 million square feet of gross leasable area (GLA) in 38 states plus Puerto Rico. The Company also holds interests in 52 European shopping centers in France, Italy and Poland; 5 Premium Outlet centers in Japan; and one Premium Outlet center in Mexico.

This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of September 30, 2006, for the Company and the Operating Partnership.

Certain statements made in this Supplemental Package may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Those risks and uncertainties include, but are not limited to: the Company’s ability to meet debt service requirements, the availability of financing, changes in the Company’s credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, the ability to hedge interest rate risk, risks associated with the acquisition, development and expansion of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, impact of terrorist activities, inflation and maintenance of REIT status. The Company discusses these and other risks and uncertainties under the heading “Risk Factors” in its most recent Annual Report on Form 10-K that could cause the Company’s actual results to differ materially from the forward-looking statements that the Company makes. The Company may update that discussion in subsequent quarterly reports, but otherwise the Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

Reporting Calendar

Results for the next three quarters will be announced according to the following approximate schedule:

Fourth Quarter 2006	Early February 2007
First Quarter 2007	Late April 2007
Second Quarter 2007	Late July 2007

Stock Information

Simon Property common stock and three issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
7.89% Series G Cumulative Preferred	SPGPrG
6% Series I Convertible Perpetual Preferred	SPGPrI
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

All outstanding shares of 8.75% Series F Cumulative Preferred stock (SPGPrF) were redeemed on October 4, 2006.

Credit Ratings

Standard & Poor’s(1)
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB+	(Stable Outlook)
Moody’s(2)
Senior Unsecured	Baa1	(Review for Upgrade)
Preferred Stock	Baa2	(Review for Upgrade)

(1)          On March 31, 2006, Standard & Poor’s upgraded its rating on Simon Group’s corporate and senior unsecured debt to A- from BBB+ and upgraded its rating on Simon Group’s preferred stock to BBB+ from BBB.

(2)          On August 22, 2006, Moody’s placed Simon Group’s senior unsecured debt and preferred stock on Review for Upgrade.

Simon Property Group Ownership Structure(1)
September 30, 2006

(1)          Schedule excludes preferred stock (see “Preferred Stock/Units Outstanding”) and units not convertible into common stock.

(2)          Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(3)          Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with common stock.

(4)          Consists of NID Corporation, directly or indirectly, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests.

(5)          Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with common stock.

(6)          Other executives includes directors and executive officers of Simon Property, other than Simon and DeBartolo family members.

SIMON PROPERTY GROUP
Changes in Common Shares and Unit Ownership
For the Period from December 31, 2005 through September 30, 2006

	Operating	Company
	Partnership	Common
	Units(1)	Shares(2)
Number Outstanding at December 31, 2005	58,522,624	220,361,581
Activity During the First Six Months of 2006:
Issuance of Stock for Stock Option Exercises	—	204,725
Conversion of Preferred Stock into Common Stock	—	169,343
Conversion of Units into Common Stock	(16,800)	16,800
Conversion of Units into Cash	(133,818)	—
Conversion of Preferred Units into Units	21,212	—
Restricted Stock Awards (Stock Incentive Program), Net	—	417,285
Number Outstanding at June 30, 2006	58,393,218	221,169,734
Activity During the Third Quarter of 2006:
Issuance of Stock for Stock Option Exercises	—	103,534
Conversion of Preferred Stock into Common Stock	—	18,250
Conversion of Units into Common Stock	(70,000)	70,000
Conversion of Units into Cash	(16,868)	—
Conversion of Preferred Units into Units	10,307	—
Shares Retired	—	(70,000)
Restricted Stock Awards (Stock Incentive Program), Net	—	(1,375)
Number Outstanding at September 30, 2006	58,316,657	221,290,143
Details for Diluted Common Shares Outstanding(5):
Company Common Shares Outstanding at September 30, 2006		221,290,143
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)		10,758,075
Series C 7% Cumulative Convertible Preferred Units(3)		1,036,086
Series I 6% Convertible Perpetual Preferred Units(3)		3,210,485
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)		871,604
Diluted Common Shares Outstanding at September 30, 2006(5)		237,166,393

(1)          Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)          Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 61).

(3)          Conversion terms provided on page 61 of this document.

(4)          Based upon the weighted average stock price for the quarter ended September 30, 2006.

(5)          For FFO purposes.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of September 30, 2006
Unaudited
(In thousands, except as noted)

	As of or for the		As of or for the
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$818,736	$783,009	$2,405,123	$2,277,063
Net Income Available to Common Stockholders	$94,592	$74,358	$281,477	$286,236
Basic Earnings per Common Share	$0.43	$0.34	$1.27	$1.30
Diluted Earnings per Common Share	$0.43	$0.34	$1.27	$1.30
FFO of the Simon Portfolio	$369,506	$337,673	$1,086,803	$992,411
Diluted FFO of the Simon Portfolio	$383,598	$351,876	$1,129,210	$1,035,035
Basic FFO per Share	$1.32	$1.21	$3.89	$3.54
Diluted FFO per Share	$1.30	$1.19	$3.82	$3.49
Distributions per Share	$0.76	$0.70	$2.28	$2.10

	September 30,	December 31,
	2006	2005
Stockholders’ Equity Information
Limited Partner Units Outstanding at End of Period	58,317	58,523
Common Shares Outstanding at End of Period	221,290	220,361
Total Common Shares and Units Outstanding at End of Period	279,607	278,884
Weighted Average Limited Partnership Units Outstanding	58,450	59,566
Weighted Average Common Shares Outstanding—Basic(1)	220,925	220,259
Weighted Average Common Shares Outstanding—Diluted(1)	236,952	236,321
Debt Information
Simon Group’s Share of Consolidated Debt	$14,054,311	$13,912,933
Simon Group’s Share of Joint Venture Debt	$3,526,859	$3,169,662
Market Capitalization
Common Stock Price at End of Period	$90.62	$76.63
Equity Market Capitalization(2)	$27,150,511	$23,070,738
Total Capitalization—Including Simon Group’s Share of JV Debt	$44,731,681	$40,153,333

	As of or for the
	Nine Months Ended
	September 30,
	2006	2005
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$21,169	$13,851
Joint Venture Properties	$6,856	$2,374
Simon Group’s Share of Joint Venture Properties	$3,246	$1,049

(1)          For purposes of computing net income and FFO per share.

(2)          Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

On the next three pages, we present balance sheet and income statement data on a pro-rata basis reflecting the Company’s proportionate economic ownership of each asset in the Simon Group portfolio.

Basis of Presentation:  The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company. The Company’s Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Three Months Ended September 30, 2006

The Company’s	The Company’s	Total
Minority	Consolidated	Share of	Company’s
Consolidated	Interest	Share	Joint Ventures	Share
REVENUE:
Minimum rent	$500,589	$(8,310)	$492,279	$121,317	$613,596
Overage rent	21,931	(171)	21,760	7,771	29,531
Tenant reimbursements	233,278	(5,470)	227,808	58,374	286,182
Management fees and other revenues	20,780	—	20,780	—	20,780
Other income	42,158	(277)	41,881	20,161	62,042
Total revenue	818,736	(14,228)	804,508	207,623	1,012,131
EXPENSES:
Property operating	118,185	(3,163)	115,022	43,216	158,238
Depreciation and amortization	211,390	(2,228)	209,162	53,856	263,018
Real estate taxes	73,427	(1,383)	72,044	14,012	86,056
Repairs and maintenance	23,910	(601)	23,309	8,711	32,020
Advertising and promotion	17,718	(270)	17,448	4,801	22,249
Provision for credit losses	393	(87)	306	986	1,292
Home and regional office costs	32,703	—	32,703	—	32,703
General & administrative	4,422	—	4,422	—	4,422
Other	15,264	(485)	14,779	12,820	27,599
Total operating expenses	497,412	(8,217)	489,195	138,402	627,597
OPERATING INCOME	321,324	(6,011)	315,313	69,221	384,534
Interest expense	206,195	(2,857)	203,338	47,356	250,694
Income before minority interest	115,129	(3,154)	111,975	21,865	133,840
Minority interest	(3,154)	3,154	—	—	—
Income tax expense of taxable REIT subsidiaries	(2,536)	—	(2,536)	—	(2,536)
Income before unconsolidated entities	109,439	—	109,439	21,865	131,304
Income from unconsolidated entities and beneficial interests	25,898	—	25,898	(21,865)	4,033	(A)
Gain on sales of assets and interests in unconsolidated entities, net	9,457	—	9,457	—	9,457
Income from continuing operations	144,794	—	144,794	—	144,794
Results of operations from discontinued operations	56	—	56	—	56
Gain on disposal or sale of discontinued operations, net	—	—	—	—	—
Income before allocation to limited partners	144,850	—	144,850	—	144,850
LESS:
Limited partners’ interest in the Operating Partnership	24,962	—	24,962	—	24,962
Preferred distributions of the Operating Partnership	6,893	—	6,893	—	6,893
NET INCOME	112,995	—	112,995	—	112,995
Preferred dividends	(18,403)	—	(18,403)	—	(18,403)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$94,592	$—	$94,592	$—	$94,592
RECONCILIATION OF NET INCOME TO FFO
Net Income	$112,995	$—	$112,995
Adjustments to Net Income to Arrive at FFO:
Limited partners’ interest in the Operating Partnership and preferred distributions of the Operating Partnership	31,855	—	31,855
Depreciation and amortization from consolidated properties, beneficial interests, and discontinued operations	209,023	—	209,023
Simon’s share of depreciation and amortization from unconsolidated entities	—	52,477	52,477
Income from unconsolidated entities	(21,865)	21,865	—
Gain on disposal or sale of discontinued operations, net and sales of assets and interests in unconsolidated entities, net	(9,457)	—	(9,457)
Minority interest portion of depreciation and amortization	(2,091)	—	(2,091)
Preferred distributions and dividends	(25,296)	—	(25,296)
FFO of the Simon Portfolio	$295,164	$74,342	$369,506
Percentage of FFO of the Simon Portfolio	79.88%	20.12%	100.00%

(A)              Represents beneficial interest in earnings from Mall of America for the third quarter of 2006 attributable to a transfer from a Simon family affiliate of rights to receive certain cash flow distributions, capital transaction proceeds and related profits and losses.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Nine Months Ended September 30, 2006

The Company’s	The Company’s	Total
Minority	Consolidated	Share of	Company’s
Consolidated	Interest	Share	Joint Ventures	Share
REVENUE:
Minimum rent	$1,474,503	$(24,931)	$1,449,572	$355,357	$1,804,929
Overage rent	53,287	(376)	52,911	20,869	73,780
Tenant reimbursements	681,090	(16,618)	664,472	165,623	830,095
Management fees and other revenues	60,348	—	60,348	—	60,348
Other income	135,895	(1,149)	134,746	51,035	185,781
Total revenue	2,405,123	(43,074)	2,362,049	592,884	2,954,933
EXPENSES:
Property operating	331,389	(9,089)	322,300	116,729	439,029
Depreciation and amortization	632,200	(6,490)	625,710	159,003	784,713
Real estate taxes	225,636	(7,168)	218,468	40,704	259,172
Repairs and maintenance	74,704	(1,892)	72,812	25,717	98,529
Advertising and promotion	55,661	(915)	54,746	10,952	65,698
Provision for credit losses	4,853	(333)	4,520	1,839	6,359
Home and regional office costs	95,691	—	95,691	—	95,691
General & administrative	13,920	—	13,920	—	13,920
Other	40,492	(1,488)	39,004	41,092	80,096
Total operating expenses	1,474,546	(27,375)	1,447,171	396,036	1,843,207
OPERATING INCOME	930,577	(15,699)	914,878	196,848	1,111,726
Interest expense	611,010	(8,187)	602,823	136,454	739,277
Income before minority interest	319,567	(7,512)	312,055	60,394	372,449
Minority interest	(7,512)	7,512	—	—	—
Income tax expense of taxable REIT subsidiaries	(7,395)	—	(7,395)	—	(7,395)
Income before unconsolidated entities	304,660	—	304,660	60,394	365,054
Income from unconsolidated entities and beneficial interests	75,703	—	75,703	(60,394)	15,309	(A)
Gain on sales of assets and interests in unconsolidated entities, net	51,406	—	51,406	—	51,406
Income from continuing operations	431,769	—	431,769	—	431,769
Results of operations from discontinued operations	112	—	112	—	112
Gain on disposal or sale of discontinued operations, net	84	—	84	—	84
Income before allocation to limited partners	431,965	—	431,965	—	431,965
LESS:
Limited partners’ interest in the Operating Partnership	74,470	—	74,470	—	74,470
Preferred distributions of the Operating Partnership	20,647	—	20,647	—	20,647
NET INCOME	336,848	—	336,848	—	336,848
Preferred dividends	(55,371)	—	(55,371)	—	(55,371)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$281,477	$—	$281,477	$—	$281,477
RECONCILIATION OF NET INCOME TO FFO
Net Income	$336,848	$—	$336,848
Adjustments to Net Income to Arrive at FFO:
Limited partners’ interest in the Operating Partnership and preferred distributions of the Operating Partnership	95,117	—	95,117
Depreciation and amortization from consolidated properties, beneficial interests, and discontinued operations	633,013	—	633,013
Simon’s share of depreciation and amortization from unconsolidated entities	—	155,555	155,555
Income from unconsolidated entities	(60,394)	60,394	—
Gain on disposal or sale of discontinued operations, net and sales of assets and interests in unconsolidated entities, net	(51,490)	—	(51,490)
Minority interest portion of depreciation and amortization	(6,222)	—	(6,222)
Preferred distributions and dividends	(76,018)	—	(76,018)
FFO of the Simon Portfolio	$870,854	$215,949	$1,086,803
Percentage of FFO of the Simon Portfolio	80.13%	19.87%	100.00%

(A)              Represents beneficial interest in earnings from Mall of America for the period from August 2004 through and including the third quarter of 2006 attributable to a transfer from a Simon family affiliate of rights to receive certain cash flow distributions, capital transaction proceeds and related profits and losses.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet
As of September 30, 2006

			The Company’s	The Company’s	Total
		Minority	Consolidated	Share of	Company’s
	Consolidated	Interest	Share	Joint Ventures	Share
ASSETS:
Investment properties, at cost	$22,227,899	$(188,033)	$22,039,866	$5,505,132	$27,544,998
Less—accumulated depreciation	4,348,676	(62,796)	4,285,880	841,084	5,126,964
	17,879,223	(125,237)	17,753,986	4,664,048	22,418,034
Cash and cash equivalents	322,952	(10,946)	312,006	156,687	468,693
Tenant receivables and accrued revenue, net	312,948	(4,561)	308,387	97,107	405,494
Investment in unconsolidated entities, at equity	1,492,522	—	1,492,522	(1,492,522)	—
Deferred costs and other assets	995,973	(82,190)	913,783	137,232	1,051,015
Total assets	$21,003,618	$(222,934)	$20,780,684	$3,562,552	$24,343,236
LIABILITIES:
Mortgages and other indebtedness	$14,241,941	$(187,630)	$14,054,311	$3,526,859	$17,581,170
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,036,219	(8,699)	1,027,520	212,941	1,240,461
Cash distributions and losses in partnerships and joint ventures, at equity	233,902	—	233,902	(233,902)	—
Other liabilities, minority interest and accrued dividends	179,731	(26,605)	153,126	56,654	209,780
Total liabilities	15,691,793	(222,934)	15,468,859	3,562,552	19,031,411
LIMITED PARTNERS’ INTEREST IN THE OPERATING PARTNERSHIP	811,990	—	811,990	—	811,990
LIMITED PARTNERS’ PREFERRED INTEREST IN THE OPERATING PARTNERSHIP	395,843	—	395,843	—	395,843
STOCKHOLDERS’ EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 25,477,626 issued and outstanding, with a liquidation value of $1,073,881	1,072,252	—	1,072,252	—	1,072,252
Common stock, $.0001 par value, 400,000,000 shares authorized, 225,657,388 issued and outstanding	23	—	23	—	23
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	4,985,389	—	4,985,389	—	4,985,389
Accumulated deficit	(1,777,373)	—	(1,777,373)	—	(1,777,373)
Accumulated other comprehensive income	17,377	—	17,377	—	17,377
Common stock held in treasury at cost, 4,379,245 shares	(193,676)	—	(193,676)	—	(193,676)
Total stockholders’ equity	4,103,992	—	4,103,992	—	4,103,992
	$21,003,618	$(222,934)	$20,780,684	$3,562,552	$24,343,236

SIMON PROPERTY GROUP
Reconciliation of Net Income to NOI
As of September 30, 2006
(in thousands, except as noted)

Industry practice is to evaluate real estate properties on an unleveraged basis. Net Operating Income (“NOI”) is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

However, you should understand that NOI:

•       does not represent cash flow from operations as defined by GAAP,

•       should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

•       is not an alternative to cash flows as a measure of liquidity, and

•       is not indicative of cash flows from operating, investing and financing activities.

The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to “Total NOI of the Simon Group Portfolio.” This schedule also provides the increase in NOI of regional malls and Premium Outlet Centers that are comparable properties for the quarter and nine months ended September 30, 2006.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2006	2005	2006	2005
Reconciliation of NOI of consolidated Properties:
Net Income	$112,995	$92,883	$336,848	$341,565
Preferred distributions of the Operating Partnership	6,893	6,882	20,647	21,156
Limited partners’ interest in the Operating Partnership	24,962	19,860	74,470	77,541
Discontinued operations—Results of operations and (gain) loss on disposal or sale, net	(56)	(10,300)	(196)	(133,495)
Income tax expense of taxable REIT subsidiaries	2,536	3,796	7,395	11,216
Minority interest	3,154	3,174	7,512	8,734
Interest expense	206,195	201,150	611,010	594,136
Income from unconsolidated entities	(25,898)	(18,662)	(75,703)	(51,045)
(Gain) loss on sales of interest in unconsolidated entities	(9,457)	55	(51,406)	(12,552)
Operating Income	321,324	298,838	930,577	857,256
Depreciation and amortization	211,390	203,022	632,200	617,814
NOI of consolidated Properties	$532,714	$501,860	$1,562,777	$1,475,070
Reconciliation of NOI of unconsolidated entities:
Net Income	$85,078	$74,433	$268,514	$323,241
Discontinued operations—Results of operations and (gain) loss on disposal or sale, net	200	1,025	(21,006)	(97,472)
Interest expense	113,400	103,438	331,028	298,162
Income from unconsolidated entities	(480)	—	(719)	1,892
Gain on sale of asset	—	—	(94)	—
Operating Income	198,198	178,896	577,723	525,823
Depreciation and amortization	82,840	81,546	241,959	241,036
NOI of unconsolidated entities	$281,038	$260,442	$819,682	$766,859
Total consolidated and unconsolidated NOI from continuing operations	$813,752	$762,302	$2,382,459	$2,241,929
Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	185	7,681	1,526	26,933
Total NOI of the Simon Group Portfolio	$813,937	$769,983	$2,383,985	$2,268,862
Increase in NOI from prior period	5.7%	19.6%	5.1%	19.7%
Less: Joint venture partner’s share of NOI	166,329	156,842	487,434	462,970
Simon Group’s Share of NOI	$647,608	$613,141	$1,896,551	$1,805,892
Increase in Simon Group’s Share of NOI from prior period	5.6%	24.6%	5.0%	26.1%
NOI of Regional Malls that are Comparable Properties(1)	$617,470	$594,262	$1,828,435	$1,753,219
Increase in NOI of Regional Malls that are Comparable Properties(1)	3.9%		4.3%
NOI of Premium Outlet Centers that are Comparable Properties(1)	$89,880	$83,638	$244,904	$233,414
Increase in NOI of Premium Outlet Centers that are Comparable Properties(1)	7.5%		4.9%

(1)                 Properties that were owned in both of the periods under comparison are referred to as comparable properties.

SIMON PROPERTY GROUP
NOI Composition(1)
For the Nine Months Ended September 30, 2006

U.S. Portfolio NOI by Geographic
Diversification(2)

NOI by Asset Type(3)

(1)             Based on Total NOI of the Simon Group portfolio.

(2)             U.S. regions:

Northeast—PA, NY, VT, NH, ME, MA, NJ, CT and RI	West North Central—ND, SD, NE, KS, MN, IA and MO
Mideast—KY, WV, MD, DE, VA, NC and SC	East North Central—WI, MI, OH, IN and IL
Southeast—TN, MS, AL, GA, FL and Puerto Rico	Mountain—NV, AZ, NM, UT, CO, ID, MT and WY
Southwest—TX, OK, LA and AR	Pacific—CA, OR, WA and HI

(3)             International includes five Premium Outlet centers in Japan.

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of September 30, 2006
(In thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2006	2005	2006	2005
Consolidated Properties
Other Income
Interest Income	$6,716	$4,820	$19,046	$13,793
Lease Settlement Income	1,674	938	13,826	6,969
Gains on Land Sales	6,486	428	25,714	16,256
Simon Brand Ventures/ Simon Business Network Revenues(1)	16,454	25,099	49,844	57,977
Other	10,828	11,609	27,465	23,474
Totals	$42,158	$42,894	$135,895	$118,469
Other Expense
Ground Rent	$7,044	$6,820	$21,557	$19,296
Professional Fees	5,348	3,307	9,760	8,285
Simon Brand Ventures/Simon Business Network Expenses	709	703	2,162	2,025
Other	2,163	1,620	7,013	4,769
Totals	$15,264	$12,450	$40,492	$34,375

(1)          Additional Simon Brand Ventures and Simon Business Network revenues are recorded in minimum rent.

SIMON PROPERTY GROUP
U.S. Portfolio GLA
As of September 30, 2006

		Total	% of
Type of Property	GLA-Sq. Ft.	Owned GLA	Owned GLA
Regional Malls
Anchor	100,207,443	27,983,955	23.6%
Specialty Store	58,857,333	58,648,366	49.3%
Freestanding	4,305,209	2,147,984	1.8%
Subtotal	63,162,542	60,796,350	51.1%
Regional Mall Total	163,369,985	88,780,305	74.7%
Premium Outlet
Centers	13,521,592	13,521,592	11.4%
Community/Lifestyle Centers
Anchor	13,235,547	8,008,834	6.7%
Specialty Store	4,844,151	4,793,983	4.0%
Freestanding	912,589	423,863	0.4%
Community/Lifestyle Centers Total	18,992,287	13,226,680	11.1%
Office Portion of Retail	1,791,434	1,791,434	1.5%
Other(1)	1,591,675	1,591,675	1.3%
Total U.S. Properties	199,266,973	118,911,686	100.0%

(1)          Other assets include 10 other properties that contribute 0.2% of Simon Group’s NOI.

SIMON PROPERTY GROUP

U.S. Regional Mall Operational Information

As of September 30, 2006

	As of or for the Nine Months Ended September 30,
	2006	2005
Total Number of Regional Malls	170	172
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	165.2	166.4
Occupancy(1)
Consolidated Assets	92.4%	92.6%
Unconsolidated Assets	92.8%	92.6%
Total Portfolio	92.5%	92.6%
Comparable sales per square foot(2)
Consolidated Assets	$460	$429
Unconsolidated Assets	$500	$476
Total Portfolio	$474	$445
Average rent per square foot(1)
Consolidated Assets	$34.74	$33.79
Unconsolidated Assets	$36.11	$35.26
Total Portfolio	$35.23	$34.30

	Mall &
	Freestanding	%
Average Base Rent Per Square Foot(1)	Stores	Change
9/30/06	$35.23	2.7%
9/30/05	34.30
12/31/05	34.49	3.0%
12/31/04	33.50	3.8%
12/31/03	32.26	5.1%
12/31/02	30.70	4.8%
12/31/01	29.28	3.4%

Leasing Activity During the Period(1):

	Average Base Rent(3)		Amount of Change
	Lease	Store Closings/	(Referred to as
	Signings	Lease Expirations	“Leasing Spread”)
2006 (YTD)	$42.20	$36.14	$6.06	16.8%
2005	43.18	35.78	7.40	20.7%
2004	39.33	33.59	5.74	17.1%
2003	41.28	32.99	8.29	25.1%
2002	40.35	32.58	7.77	23.8%
2001	34.88	29.10	5.78	19.9%

(1)          Includes mall and freestanding stores

(2)          Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(3)          Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Regional Mall Lease Expirations(1)
As of September 30, 2006

			Avg. Base Rent
	Number of	Square	per Square Foot
Year	Leases Expiring	Feet	at 9/30/06
Mall Stores & Freestanding
Month to Month Leases	629	1,735,871	$32.00
2006 (10/1-12/31)	470	561,129	$40.40
2007	2,352	5,856,666	$35.02
2008	2,095	5,571,604	$36.69
2009	1,933	5,469,366	$34.79
2010	1,859	5,442,160	$37.25
2011	1,931	4,960,201	$35.30
2012	1,244	4,406,217	$35.73
2013	1,146	3,689,152	$39.71
2014	1,227	3,701,737	$40.89
2015	1,214	4,012,672	$41.46
2016	1,157	3,665,246	$38.56
2017 and Thereafter	682	3,973,025	$29.22
Specialty Leasing Agreements w/ terms in excess of 12 months	1,094	3,032,589	$13.47
Anchor Tenants
Month to Month Leases	1	43,746	$2.58
2006 (10/1-12/31)	1	105,450	$6.60
2007	11	1,032,239	$2.62
2008	25	2,873,752	$3.78
2009	31	3,279,500	$3.40
2010	35	4,092,491	$2.83
2011	20	2,217,206	$3.97
2012	21	2,448,475	$4.22
2013	10	1,498,525	$6.79
2014	13	1,207,089	$7.58
2015	11	1,007,256	$6.82
2016	10	1,075,834	$6.53
2017 and Thereafter	38	4,292,252	$5.14

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Regional Mall Top Tenants
As of September 30, 2006

Top 10 In-Line Retail Tenants (sorted by percentage of total Simon Group base minimum rent)

			Percent of	Percent of
	Number	Square	Total	Total Simon
	of	Feet	Simon Group	Group Base
Tenant	Stores	(000’s)	Sq. Ft.	Min. Rent
Limited	510	3,268	1.6%	3.9%
Gap	326	3,538	1.8%	2.7%
Foot Locker	431	1,735	0.9%	2.1%
Abercrombie & Fitch Co.	186	1,331	0.7%	1.6%
Zale Corporation	390	443	0.2%	1.6%
Luxottica Group S.P.A	493	873	0.4%	1.5%
Sterling Jewelers, Inc.	205	296	0.1%	1.0%
Children’s Place Retail Stores	185	819	0.4%	1.0%
American Eagle Outfitters	132	739	0.4%	0.9%
Genesco, Inc.	335	430	0.2%	0.9%

Top 10 Anchors (sorted by percentage of total Simon Group square footage)(1)

			Percent of	Percent of
	Number	Square	Total	Total Simon
	of	Feet	Simon Group	Group Base
Tenant	Stores	(000’s)	Sq. Ft.	Min. Rent
Federated Department Stores	167	29,365	14.7%	0.6%
Sears Roebuck & Co.	128	19,598	9.8%	0.4%
J.C. Penney Co., Inc.	117	17,012	8.5%	0.9%
Dillard’s Dept. Stores	80	12,093	6.1%	0.1%
Nordstrom, Inc.	21	3,722	1.9%	0.0%
Saks Incorporated	20	2,300	1.2%	0.7%
Belk, Inc.	18	2,214	1.1%	0.1%
The Bon-Ton Stores, Inc.	21	2,058	1.0%	0.2%
Target Corporation	13	1,624	0.8%	0.0%
The Neiman Marcus Group, Inc.	9	1,133	0.6%	0.1%

(1)          Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings
2006-2010

Property Name	Location	New Tenant	Former Tenant
Openings through September 30, 2006
Cielo Vista Mall	El Paso, TX	Cinemark Theater	N/A
College Mall	Bloomington, IN	Bed Bath & Beyond	Target (relocated)
Copley Place	Boston, MA	Barneys New York	Lowes Theatre
Crossroads Mall	Omaha, NE	Target	Younkers
Firewheel Town Center	Garland, TX	Cost Plus World Market	N/A
Galleria, The	Houston, TX	Kona Grill	Lord & Taylor
Lehigh Valley Mall	Whitehall, PA	Boscov’s	Strawbridge’s
Liberty Tree Mall	Danvers, MA	K&G Menswear	N/A
Mall at The Source, The	Westbury, NY	Golf Galaxy	N/A
Mall of Georgia	Mill Creek, GA	Belk	Lord & Taylor
Melbourne Square	Melbourne, FL	Dick’s Sporting Goods	Belk
		Circuit City	Belk
Menlo Park Mall	Edison, NJ	Steve & Barry’s	N/A
Muncie Mall	Muncie, IN	Books-A-Million	N/A
Penn Square	Oklahoma City, OK	Cheesecake Factory	N/A
South Hills Village	Pittsburgh, PA	Boscov’s	Kaufmann’s
SouthPark	Charlotte, NC	Neiman Marcus	N/A
Town Center at Aurora	Aurora, CO	Dillard’s	Foley’s (relocated)
Town Center at Boca Raton	Boca Raton, FL	Grand Lux	N/A
Valle Vista Mall	Harlingen, TX	Steve & Barry’s	N/A
Openings Projected for the Remainder of 2006
Fashion Valley Mall	San Diego, CA	Bloomingdale’s	Robinsons-May
Galleria, The	Houston, TX	Borders, Del Frisco & Oceanaire	Lord & Taylor
Mall at Chestnut Hill	Chestnut Hill, MA	Bloomingdale’s	Filene’s
Montgomery Mall	Montgomeryville, PA	Boscov’s	Strawbridge’s
Oxford Valley Mall	Langhorne, PA	Boscov’s	Strawbridge’s
Richmond Town Square	Richmond Heights (Cleveland), OH	Steve & Barry’s	N/A
Ross Park Mall	Pittsburgh, PA	Cheesecake Factory	N/A
Smith Haven Mall	Lake Grove, NY	Cheesecake Factory	Sterns
Washington Square	Indianapolis, IN	Steve & Barry’s	N/A

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings
2006-2010

Property Name	Location	New Tenant	Former Tenant
Openings Projected in 2007
Apple Blossom Mall	Winchester, VA	Best Buy Dick’s Sporting Goods	N/A
Avenues, The	Jacksonville, FL	Belk	Parisian
Boynton Beach Mall	Boynton Beach, FL	Muvico Theater	Macy’s
Burlington Mall	Burlington, MA	Crate & Barrel	N/A
Castleton Square	Indianapolis, IN	AMC Theatres	L.S. Ayres
		Borders	L.S. Ayres
Cordova Mall	Pensacola, FL	Belk	Parisian
Eastland Mall	Evansville, IN	Dillard’s	L.S. Ayres
Firewheel Town Center	Garland, TX	Ethan Allen	N/A
Greenwood Park Mall	Indianapolis, IN	Barnes & Noble and small shops	L.S. Ayres
Gwinnett Place	Duluth, GA	Belk	Parisian
Lake Square Mall	Leesburg, FL	Best Buy	N/A
Lakeline Mall	Austin, TX	Dillard’s	Mervyn’s
Lehigh Valley Mall	Whitehall, PA	Barnes & Noble	N/A
		Bonefish Grill	N/A
		Bravo	N/A
Lenox Square	Atlanta, GA	Neiman Marcus expansion and small shop addition	N/A
North East Mall	Hurst, TX	Dick’s Sporting Goods	Saks Fifth Avenue
Northgate Mall	Seattle, WA	Barnes & Noble	N/A
Orange Park Mall	Jacksonville, FL	Dick’s Sporting Goods	N/A
Phipps Plaza	Atlanta, GA	Belk	Parisian
Plaza Carolina	San Juan, PR	Office Depot	Casa Febus
Smith Haven Mall	Lake Grove, NY	California Pizza Kitchen	Stern’s
		Barnes & Noble	Stern’s
		Dick’s Sporting Goods	Stern’s
		Macy’s Furniture	N/A

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings
2006-2010

Property Name	Location	New Tenant	Former Tenant
Openings Projected in 2007
South Shore Plaza	Braintree, MA	Cheesecake Factory	N/A
Springfield Mall	Springfield, PA	Target	Macy’s
Square One Mall	Saugus, MA	Dick’s Sporting Goods	N/A
Town Center at Boca Raton	Boca Raton, FL	Crate & Barrel and small shop addition	N/A
Town Center at Cobb	Kennesaw, GA	Belk	Parisian
West Town Mall	Knoxville, TN	Belk	Parisian
Westminster Mall	Westminster, CA	Target	Macy’s
Openings Projected in 2008
Anderson Mall	Anderson, SC	Dillard’s	Belk Mens
Aventura Mall	Miami Beach, FL	Nordstrom	Lord & Taylor
Burlington Mall	Burlington (Boston), MA	Nordstrom	Filene’s
Livingston Mall	Livingston, NJ	Barnes & Noble	N/A
Ross Park Mall	Pittsburgh, PA	Nordstrom	Macy’s
Tacoma Mall	Seattle, WA	Nordstrom (relocated)	Mervyn’s
Openings Projected in 2009
South Shore Plaza	Braintree (Boston), MA	Nordstrom	Macy’s
Openings Projected in 2010
Northshore Mall	Peabody (Boston), MA	Nordstrom	Macy’s
Quaker Bridge Mall	Lawrenceville, NJ	Neiman Marcus	N/A
		Nordstrom	N/A

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

						Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding		Total
1.	McCain Mall	AR	N. Little Rock	100.0%		554,156	221,721		775,877
2.	University Mall	AR	Little Rock	100.0%		364,992	153,538		518,530
3.	Brea Mall	CA	Brea (Orange County)	100.0%		874,802	443,789		1,318,591
4.	Coddingtown Mall	CA	Santa Rosa	50.0%		547,090	309,859		856,949
5.	Fashion Valley Mall	CA	San Diego	50.0%		1,053,305	654,783		1,708,088
6.	Laguna Hills Mall	CA	Laguna Hills (Orange County)	100.0%		536,500	329,245		865,745
7.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		428,258	270,619		698,877
8.	Shops at Mission Viejo, The	CA	Mission Viejo (Orange County)	100.0%		677,215	472,561		1,149,776
9.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		849,153	528,730	(6)	1,377,883
10.	Westminster Mall	CA	Westminster (Orange County)	100.0%		716,939	496,104		1,213,043
11.	Mesa Mall (1)	CO	Grand Junction	50.0%		441,208	443,015		884,223
12.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		676,637	401,732		1,078,369
13.	Crystal Mall	CT	Waterford (New London-Norwich)	74.6%		442,311	351,787		794,098
14.	Aventura Mall (1)	FL	Miami Beach	33.3%		1,257,638	662,493		1,920,131
15.	Avenues, The	FL	Jacksonville	25.0%	(2)	754,956	362,373		1,117,329
16.	Boynton Beach Mall	FL	Boynton Beach (W. Palm Beach)	100.0%		714,210	300,122		1,014,332
17.	Coral Square	FL	Coral Springs (Miami- Ft. Lauderdale)	97.2%		648,144	296,814		944,958
18.	Cordova Mall	FL	Pensacola	100.0%		395,875	464,916		860,791
19.	Crystal River Mall	FL	Crystal River	100.0%		302,495	121,844		424,339
20.	Dadeland Mall	FL	N. Miami Beach	50.0%		1,132,072	335,004		1,467,076
21.	DeSoto Square	FL	Bradenton (Sarasota-Bradenton)	100.0%		435,467	244,729		680,196
22.	Edison Mall	FL	Fort Myers	100.0%		742,667	310,505		1,053,172
23.	Florida Mall, The	FL	Orlando	50.0%		1,232,416	614,996		1,847,412
24.	Gulf View Square	FL	Port Richey (Tampa- St. Pete)	100.0%		461,852	292,028		753,880
25.	Indian River Mall	FL	Vero Beach	50.0%		445,552	302,959		748,511
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		296,037	264,983		561,020
27.	Melbourne Square	FL	Melbourne	100.0%		416,167	294,223		710,390
28.	Miami International Mall	FL	South Miami	47.8%		778,784	294,757		1,073,541
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		528,551	388,833		917,384
30.	Paddock Mall	FL	Ocala	100.0%		387,378	167,717		555,095
31.	Palm Beach Mall	FL	West Palm Beach	100.0%		749,288	335,057		1,084,345
32.	Port Charlotte Town Center	FL	Port Charlotte (Punta Gorda)	80.0%	(3)	458,251	324,044		782,295
33.	Seminole Towne Center	FL	Sanford (Orlando)	45.0%	(2)	768,798	368,444		1,137,242
34.	Shops at Sunset Place, The	FL	Miami	37.5%	(2)	0	510,056		510,056
35.	St. Johns Town Center	FL	Jacksonville	50.0%		653,291	379,212		1,032,503
36.	Town Center at Boca Raton	FL	Boca Raton (W. Palm Beach)	100.0%		1,085,312	493,558		1,578,870
37.	Treasure Coast Square	FL	Jensen Beach (Ft. Pierce)	100.0%		511,372	349,270		860,642
38.	Tyrone Square	FL	St. Petersburg (Tampa-St. Pete)	100.0%		748,269	372,091		1,120,360
39.	University Mall	FL	Pensacola	100.0%		478,449	230,952		709,401
40.	Gwinnett Place	GA	Duluth (Atlanta)	50.0%		843,609	434,388		1,277,997
41.	Lenox Square	GA	Atlanta	100.0%		821,356	628,420	(6)	1,449,776
42.	Mall of Georgia	GA	Mill Creek (Atlanta)	50.0%		1,069,590	716,341		1,785,931

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

43.	Northlake Mall	GA	Atlanta	100.0%		665,745	296,773		962,518
44.	Phipps Plaza	GA	Atlanta	100.0%		472,385	347,202		819,587
45.	Town Center at Cobb	GA	Kennesaw (Atlanta)	50.0%		866,381	402,272		1,268,653
46.	Lindale Mall (1)	IA	Cedar Rapids	50.0%		305,563	388,024		693,587
47.	NorthPark Mall	IA	Davenport	50.0%		650,456	423,484		1,073,940
48.	Southern Hills Mall (1)	IA	Sioux City	50.0%		372,937	431,709		804,646
49.	SouthRidge Mall (1)	IA	Des Moines	50.0%		388,752	523,443		912,195
50.	Alton Square	IL	Alton (St. Louis)	100.0%		426,315	211,655		637,970
51.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		220,830	200,963		421,793
52.	Northfield Square Mall	IL	Bourbonnais (Chicago)	31.6%	(3)	310,994	246,572		557,566
53.	Northwoods Mall	IL	Peoria	100.0%		472,969	221,312		694,281
54.	Orland Square	IL	Orland Park (Chicago)	100.0%		773,295	437,474		1,210,769
55.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		834,588	533,914	(6)	1,368,502
56.	SouthPark Mall	IL	Moline (Davenport - Moline)	50.0%		578,056	443,924		1,021,980
57.	White Oaks Mall	IL	Springfield	77.5%		556,831	379,688		936,519
58.	Castleton Square	IN	Indianapolis	100.0%		908,481	352,541		1,261,022
59.	Circle Centre	IN	Indianapolis	14.7%		350,000	435,963	(6)	785,963
60.	College Mall	IN	Bloomington	100.0%		356,887	286,208		643,095
61.	Eastland Mall	IN	Evansville	50.0%		489,144	375,407		864,551
62.	Fashion Mall at Keystone	IN	Indianapolis	100.0%		249,721	433,601	(6)	683,322
63.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		754,928	409,117		1,164,045
64.	Lafayette Square	IN	Indianapolis	100.0%		937,223	269,504		1,206,727
65.	Markland Mall	IN	Kokomo	100.0%		273,094	141,692		414,786
66.	Muncie Mall	IN	Muncie	100.0%		435,756	205,844		641,600
67.	Tippecanoe Mall	IN	Lafayette	100.0%		537,790	322,814		860,604
68.	University Park Mall	IN	Mishawaka (South Bend)	60.0%		499,876	319,880		819,756
69.	Washington Square	IN	Indianapolis	100.0%		616,109	351,281		967,390
70.	Towne East Square	KS	Wichita	100.0%		779,490	358,854		1,138,344
71.	Towne West Square	KS	Wichita	100.0%		619,269	332,418		951,687
72.	West Ridge Mall	KS	Topeka	100.0%		716,811	300,832		1,017,643
73.	Prien Lake Mall	LA	Lake Charles	100.0%		644,124	177,570		821,694
74.	Arsenal Mall	MA	Watertown (Boston)	100.0%		191,395	310,130	(6)	501,525
75.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		0	205,751		205,751
76.	Auburn Mall	MA	Auburn (Boston)	49.1%		417,620	174,350		591,970
77.	Burlington Mall	MA	Burlington (Boston)	100.0%		650,000	432,170		1,082,170
78.	Cape Cod Mall	MA	Hyannis (Barnstable - Yarmouth)	49.1%		420,199	303,599		723,798
79.	Copley Place	MA	Boston	98.1%		104,332	1,128,372	(6)	1,232,704
80.	Emerald Square	MA	North Attleboro (Providence - Fall River)	49.1%		647,372	375,125		1,022,497
81.	Greendale Mall	MA	Worcester (Boston)	49.1%		132,634	298,732	(6)	431,366
82.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		498,000	359,251		857,251
83.	Mall at Chestnut Hill	MA	Newton (Boston)	47.2%		297,253	180,758		478,011
84.	Northshore Mall	MA	Peabody (Boston)	49.1%		677,433	688,876		1,366,309
85.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		538,843	371,326		910,169
86.	South Shore Plaza	MA	Braintree (Boston)	100.0%		547,287	613,798		1,161,085
87.	Square One Mall	MA	Saugus (Boston)	49.1%		540,101	324,669		864,770
88.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		355,557	328,550		684,107
89.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		631,602	350,574		982,176

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

90.	Bangor Mall	ME	Bangor	66.4%	(5)	416,582	237,467		654,049
91.	Maplewood Mall	MN	Minneapolis	100.0%		588,822	341,442		930,264
92.	Miller Hill Mall	MN	Duluth	100.0%		429,508	379,891		809,399
93.	Battlefield Mall	MO	Springfield	100.0%		770,111	433,482		1,203,593
94.	Independence Center	MO	Independence (Kansas City)	100.0%		499,284	525,885		1,025,169
95.	SouthPark	NC	Charlotte	100.0%		1,044,742	495,839		1,540,581
96.	Crossroads Mall	NE	Omaha	100.0%		522,119	232,775		754,894
97.	Mall at Rockingham Park, The	NH	Salem (Boston)	24.6%		638,111	382,062		1,020,173
98.	Mall of New Hampshire	NH	Manchester (Boston)	49.1%		444,889	363,173		808,062
99.	Pheasant Lane Mall	NH	Nashua (Boston)		(4)	675,759	313,606		989,365
100.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		467,626	299,692		767,318
101.	Livingston Mall	NJ	Livingston (New York)	100.0%		616,128	363,871		979,999
102.	Menlo Park Mall	NJ	Edison (New York)	100.0%		527,591	756,357	(6)	1,283,948
103.	Ocean County Mall	NJ	Toms River (New York)	100.0%		616,443	274,853		891,296
104.	Quaker Bridge Mall	NJ	Lawrenceville	38.0%	(5)	686,760	412,636		1,099,396
105.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		786,626	462,054		1,248,680
106.	Cottonwood Mall	NM	Albuquerque	100.0%		631,556	410,126		1,041,682
107.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		0	635,056		635,056
108.	Chautauqua Mall	NY	Lakewood (Jamestown)	100.0%		213,320	218,847		432,167
109.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		310,095	278,290		588,385
110.	Mall at The Source, The	NY	Westbury (New York)	25.5%	(2)	210,798	515,250		726,048
111.	Nanuet Mall	NY	Nanuet (New York)	100.0%		583,711	331,744		915,455
112.	Roosevelt Field	NY	Garden City (New York)	100.0%		1,430,425	778,690	(6)	2,209,115
113.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		666,283	404,269		1,070,552
114.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		742,214	293,986		1,036,200
115.	Westchester, The	NY	White Plains (New York)	40.0%		349,393	478,254	(6)	827,647
116.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		879,300	378,564		1,257,864
117.	Lima Mall	OH	Lima	100.0%		541,861	203,970		745,831
118.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		685,251	331,663		1,016,914
119.	Southern Park Mall	OH	Boardman (Youngstown)	100.0%		811,858	383,510		1,195,368
120.	Summit Mall	OH	Akron	100.0%		432,936	331,080		764,016
121.	Upper Valley Mall	OH	Springfield (Dayton-Springfield)	100.0%		479,418	262,978		742,396
122.	Penn Square Mall	OK	Oklahoma City	94.5%		588,137	462,407		1,050,544
123.	Woodland Hills Mall	OK	Tulsa	94.5%		706,159	382,747		1,088,906
124.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		831,439	459,143	(6)	1,290,582
125.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		500,809	545,721		1,046,530
126.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4%	(5)	1,545,812	1,064,816	(6)	2,610,628
127.	Lehigh Valley Mall	PA	Whitehall (Allentown-Bethlehem)	37.6%	(5)	564,353	482,766	(6)	1,047,119
128.	Montgomery Mall	PA	Montgomeryville (Philadelphia)	53.5%	(5)	684,855	435,243		1,120,098

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

						Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding		Total
129.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	63.2%	(5)	762,558	559,139	(6)	1,321,697
130.	Ross Park Mall	PA	Pittsburgh	100.0%		621,775	397,658		1,019,433
131.	South Hills Village	PA	Pittsburgh	100.0%		655,987	486,527		1,142,514
132.	Springfield Mall (1)	PA	Springfield (Philadelphia)	38.0%	(5)	367,176	221,489		588,665
133.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		504,796	609,341	(6)	1,114,137
134.	Anderson Mall	SC	Anderson (Greenville)	100.0%		404,394	230,078		634,472
135.	Haywood Mall	SC	Greenville	100.0%		902,400	328,159		1,230,559
136.	Empire Mall (1)	SD	Sioux Falls	50.0%		497,341	547,673		1,045,014
137.	Rushmore Mall (1)	SD	Rapid City	50.0%		470,660	362,653		833,313
138.	Knoxville Center	TN	Knoxville	100.0%		597,028	384,065		981,093
139.	Oak Court Mall	TN	Memphis	100.0%		532,817	314,254	(6)	847,071
140.	Raleigh Springs Mall	TN	Memphis	100.0%		691,230	226,100		917,330
141.	West Town Mall	TN	Knoxville	50.0%		878,311	451,467		1,329,778
142.	Wolfchase Galleria	TN	Memphis	94.5%		761,648	505,461		1,267,109
143.	Barton Creek Square	TX	Austin	100.0%		922,266	508,229		1,430,495
144.	Broadway Square	TX	Tyler	100.0%		427,730	200,718		628,448
145.	Cielo Vista Mall	TX	El Paso	100.0%		793,716	443,492		1,237,208
146.	Firewheel Town Center	TX	Garland	100.0%		298,857	516,415	(6)	815,272
147.	Galleria, The	TX	Houston	31.5%		1,164,982	1,186,196		2,351,178
148.	Highland Mall (1)	TX	Austin	50.0%		732,000	359,108		1,091,108
149.	Ingram Park Mall	TX	San Antonio	100.0%		751,704	375,428		1,127,132
150.	Irving Mall	TX	Irving (Dallas-Ft. Worth)	100.0%		637,415	406,712		1,044,127
151.	La Plaza Mall	TX	McAllen	100.0%		776,397	427,124		1,203,521
152.	Lakeline Mall	TX	Austin	100.0%		745,179	355,643		1,100,822
153.	Longview Mall	TX	Longview	100.0%		402,843	209,502		612,345
154.	Midland Park Mall	TX	Midland	100.0%		339,113	279,505		618,618
155.	North East Mall	TX	Hurst (Dallas-Ft. Worth)	100.0%		1,194,589	452,666		1,647,255
156.	Richardson Square Mall	TX	Richardson (Dallas-Ft. Worth)	100.0%		460,055	284,111		744,166
157.	Rolling Oaks Mall	TX	San Antonio	100.0%		596,308	286,090		882,398
158.	Sunland Park Mall	TX	El Paso	100.0%		575,837	342,299		918,136
159.	Valle Vista Mall	TX	Harlingen	100.0%		389,781	265,886		655,667
160.	Apple Blossom Mall	VA	Winchester	49.1%		229,011	213,619		442,630
161.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		381,153	190,533		571,686
162.	Chesapeake Square	VA	Chesapeake (Norfolk- VA Beach)	75.0%	(3)	534,760	271,842		806,602
163.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		472,729	517,384	(6)	990,113
164.	Valley Mall	VA	Harrisonburg	50.0%		315,078	190,648		505,726
165.	Virginia Center Commons	VA	Glen Allen (Richmond)	100.0%		506,639	281,117		787,756
166.	Columbia Center	WA	Kennewick	100.0%		408,052	334,778		742,830
167.	Northgate Mall	WA	Seattle	100.0%		688,391	291,263		979,654
168.	Tacoma Mall	WA	Tacoma	100.0%		924,045	406,946		1,330,991
169.	Bay Park Square	WI	Green Bay	100.0%		447,508	268,004		715,512
170.	Forest Mall	WI	Fond Du Lac	100.0%		327,260	173,871		501,131
	Total Regional Mall GLA					100,207,443	64,953,976		165,161,419

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

Gross Leasable Area
Property Name	State	City (Metropolitan area)	Legal Ownership	Anchor	Mall & Freestanding	Total

FOOTNOTES:

(1)             This Property is managed by a third party.

(2)             The Operating Partnership’s direct and indirect interests in some of the Properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(3)             The Operating Partnership receives substantially all the economic benefit of the Property due to a preference, advance, or other partnership arrangement.

(4)             The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this Property.

(5)             The Operating Partnership’s indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments or an affiliate of Kravco Simon Investments.

(6)             Mall & Freestanding GLA includes office space as follows:

Arsenal Mall—105,807 sq. ft.
Century III Mall—35,929 sq. ft.
Circle Centre Mall—9,123 sq. ft.
Copley Place—857,621 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.
Fashion Mall at Keystone, The—10,927 sq. ft.
Firewheel Town Center—13,664 sq. ft.
Greendale Mall—119,860 sq. ft.
King of Prussia Mall—13,627 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.
Lenox Square—2,674 sq. ft.
Menlo Park Mall—50,615 sq. ft.
Oak Court Mall—126,319 sq. ft.
Oxford Valley Mall—109,832 sq. ft.
Plaza Carolina—28,104 sq. ft.
River Oaks Center—118,311 sq. ft.
Roosevelt Field—1,610 sq. ft.
Stanford Shopping Center—5,748 sq. ft.
The Westchester—820 sq. ft.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of September 30, 2006

	As of or for the
	Nine Months Ended
	September 30,
	2006	2005
Total Number of U.S. Premium Outlet Centers	35	33
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	13.5	12.4
Occupancy(1)	99.3%	99.6%
Comparable sales per square foot(1)	$462	$436
Average base rent per square foot(1)	$24.05	$22.99

	Total	%
Average Base Rent Per Square Foot(1)	Center	Change
9/30/06	$24.05	4.6%
9/30/05	22.99
12/31/05	23.16	6.0%
12/31/04	21.85	7.3%
12/31/03	20.36	n/a

Leasing Activity During the Period(1):

	Average Base Rent(2)		Amount of Change
	Lease	Store Closings/	(Referred to as
	Signings	Lease Expirations	“Leasing Spread”)
2006 (YTD)	$28.89	$22.51	$6.38	28.3%
2005	26.48	21.91	4.57	20.9%
2004	22.78	20.02	2.76	13.8%
2003	25.41	22.62	2.79	12.3%

(1)          For all owned gross leasable area.

(2)          Represents the average base rent for tenants who signed leases compared to the average base rent in effect for tenants whose leases terminated or expired in the same space.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of September 30, 2006

			Weighted
			Avg. Base Rent
	Number of	Square	per Square Foot
Year	Leases Expiring	Feet	at 9/30/06
2006 (10/1-12/31)	67	183,526	$20.99
2007	345	1,253,784	$20.93
2008	416	1,663,706	$24.35
2009	410	1,706,718	$22.39
2010	515	2,280,154	$23.72
2011	428	1,870,544	$23.26
2012	270	1,118,122	$25.63
2013	228	1,010,937	$25.70
2014	203	665,300	$29.48
2015	195	658,571	$30.98
2016 and Thereafter	287	1,014,071	$30.02

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of September 30, 2006

(Sorted by percentage of total Simon Group base minimum rent)

			Percent of	Percent of
	Number	Square	Total	Total Simon
	of	Feet	Simon Group	Group Base
Tenant	Stores	(000’s)	Sq. Ft.	Min. Rent
Phillips—Van Heusen Corporation	164	780	0.4%	0.7%
Jones Retail Corporation	151	510	0.3%	0.5%
Adidas Promotional Retail Operations, Inc.	52	427	0.2%	0.4%
The Gap, Inc.	67	605	0.3%	0.4%
Nike Retail Services, Inc.	46	438	0.2%	0.3%
The William Carter Company, Inc.	64	313	0.2%	0.3%
Brown Group Retail, Inc.	65	279	0.1%	0.3%
LCI Holdings, Inc.	54	396	0.2%	0.3%
VF Outlet	58	365	0.2%	0.2%
Tommy Hilfiger Retail Operations, Inc.	36	228	0.1%	0.2%

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Property Listing

					Total
					Gross
				Legal	Leasable
	Property Name	State	City (Metropolitan area)	Ownership	Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	454,089
2.	Carlsbad Premium Outlets	CA	Carlsbad	100.0%	287,936
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs-Los Angeles)	100.0%	498,837
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	299,351
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,305
6.	Napa Premium Outlets	CA	Napa (Napa Valley)	100.0%	179,348
7.	Petaluma Village Premium Outlets	CA	Petaluma (San Francisco)	100.0%	195,837
8.	Vacaville Premium Outlets	CA	Vacaville	100.0%	444,252
9.	Clinton Crossing Premium Outlets	CT	Clinton (Hartford)	100.0%	276,163
10.	Orlando Premium Outlets	FL	Orlando	100.0%	435,695
11.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,489
12.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	539,757
13.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,846
14.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,800
15.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,717
16.	Lighthouse Place Premium Outlets	IN	Michigan City (Chicago)	100.0%	456,466
17.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	615,713
18.	Kittery Premium Outlets	ME	Kittery (Boston)	100.0%	150,491
19.	Albertville Premium Outlets	MN	Albertville (Minneapolis/St. Paul)	100.0%	429,534
20.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	391,381
21.	Carolina Premium Outlets	NC	Smithfield (Raleigh-Durham- Chapel Hill)	100.0%	439,441
22.	Liberty Village Premium Outlets	NJ	Flemington (New York- Philadelphia)	100.0%	173,067
23.	Jackson Premium Outlets	NJ	Jackson	100.0%	285,775
24.	Las Vegas Outlet Center	NV	Las Vegas	100.0%	477,002
25.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	434,978
26.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,519
27.	Woodbury Common Premium Outlets	NY	Central Valley (New York City)	100.0%	844,432
28.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,181
29.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland-Vancouver)	100.0%	163,815
30.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,410
31.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	412,792
32.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	431,632
33.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington DC)	100.0%	463,288
34.	Seattle Premium Outlets	WA	Seattle	100.0%	402,668
35.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,585
	Total U.S. Premium Outlet Centers GLA				13,521,592

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Operational Information
As of September 30, 2006

	As of or for the
	Nine Months Ended
	September 30,
	2006	2005
Total Number of Community/Lifestyle Centers	69	71
Total Community/Lifestyle Center GLA (in millions of square feet)	19.0	19.3
Occupancy (1)
Consolidated Assets	88.1%	89.5%
Unconsolidated Assets	96.6%	95.5%
Total Portfolio	90.7%	91.3%
Comparable sales per square foot(1)
Consolidated Assets	$227	$229
Unconsolidated Assets	$205	$203
Total Portfolio	$220	$221
Average rent per square foot(1)
Consolidated Assets	$11.96	$11.58
Unconsolidated Assets	$11.12	$10.49
Total Portfolio	$11.69	$11.23

Average Base Rent Per Square Foot(1)

	Total	%
	Center	Change
9/30/06	$11.69	4.1%
9/30/05	11.23
12/31/05	11.41	4.6%
12/31/04	10.91	3.0%
12/31/03	10.59	4.6%
12/31/02	10.12	3.0%
12/31/01	9.83	5.0%

Leasing Activity During the Period(1):

	Average Base Rent(2)		Amount of Change
	Lease Signings	Store Closings/ Lease Expirations	(Referred to as “Leasing Spread”)
2006 (YTD)	$14.71	$10.34	$4.37	42.3%
2005	15.89	11.44	4.45	38.9%
2004	12.01	11.16	0.85	7.6%
2003	12.38	10.48	1.90	18.1%
2002	10.19	8.39	1.80	21.5%
2001	12.79	9.30	3.49	37.5%

(1)          For all owned gross leasable area.

(2)          Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Lease Expirations(1)
As of September 30, 2006

			Avg. Base Rent
	Number of	Square	per Square Foot
Year	Leases Expiring	Feet	at 9/30/06
Mall Stores & Freestanding
Month to Month Leases	29	75,920	$15.26
2006 (10/1-12/31)	61	86,544	$15.08
2007	159	562,333	$14.08
2008	212	791,550	$14.18
2009	170	567,928	$14.50
2010	215	888,579	$16.64
2011	167	664,172	$16.18
2012	49	235,211	$14.91
2013	18	109,222	$14.09
2014	31	198,060	$18.07
2015	56	299,094	$19.18
2016	22	108,703	$20.87
2017 and Thereafter	14	106,741	$17.60
Specialty Leasing Agreements w/ terms in excess of 12 months	8	67,720	$3.74
Anchor Tenants
Month to Month Leases	2	57,254	$8.41
2006 (10/1-12/31)	2	35,833	$5.91
2007	11	371,496	$6.35
2008	16	415,757	$9.95
2009	21	686,034	$7.75
2010	23	714,729	$12.33
2011	20	835,578	$7.11
2012	9	347,561	$8.71
2013	14	440,539	$7.79
2014	11	438,088	$9.32
2015	18	635,271	$11.14
2016	18	644,114	$9.48
2017 and Thereafter	36	1,809,175	$9.87
Specialty Leasing Agreements w/ terms in excess of 12 months	2	56,549	$2.19

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Top Tenants
As of September 30, 2006

(Sorted by percentage of total Simon Group square footage)(1)

			Percent of	Percent of
	Number	Square	Total	Total Simon
	of	Feet	Simon Group	Group Base
Tenant	Stores	(000’s)	Sq. Ft.	Min. Rent
Target Corporation	11	1,382	0.7%	0.0%
Wal-Mart Stores, Inc.	9	1,009	0.5%	0.0%
Kohl’s Department Stores, Inc.	10	913	0.5%	0.2%
Best Buy Company, Inc.	17	708	0.4%	0.3%
TJX Companies, Inc.	20	611	0.3%	0.2%
Burlington Coat Factory	7	496	0.2%	0.1%
Bed Bath & Beyond, Inc.	11	336	0.2%	0.1%
Office Max, Inc.	12	316	0.2%	0.1%
Dick’s Sporting Goods, Inc.	5	311	0.2%	0.1%
Kmart Corporation	3	298	0.1%	0.1%

(1)          Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (Metropolitan area)	Ownership		Anchor	Freestanding	Total
1.	Plaza at Buckland Hills, The	CT	Manchester	35.0	%(2)	252,179	82,348	334,527
2.	Gaitway Plaza	FL	Ocala	23.3	%(2)	123,027	85,713	208,740
3.	Highland Lakes Center	FL	Orlando	100.0%		352,405	140,862	493,267
4.	Indian River Commons	FL	Vero Beach	50.0%		233,358	27,510	260,868
5.	Royal Eagle Plaza	FL	Coral Springs	35.0	%(2)	124,479	77,624	202,103
	(Miami-Ft. Lauderale)
6.	Terrace at the Florida Mall	FL	Orlando	100.0%		281,252	47,531	328,783
7.	Waterford Lakes Town Center	FL	Orlando	100.0%		622,244	329,446	951,690
8.	West Town Corners	FL	Altamonte Springs	23.3	%(2)	263,782	121,477	385,259
9.	Westland Park Plaza	FL	Orange Park	23.3	%(2)	123,548	39,606	163,154
10.	Mall of Georgia Crossing	GA	Mill Creek (Atlanta)	100.0%		341,503	99,109	440,612
11.	Bloomingdale Court	IL	Bloomingdale	100.0%		467,513	162,836	630,349
12.	Countryside Plaza	IL	Countryside	100.0%		308,489	95,268	403,757
13.	Crystal Court	IL	Crystal Lake	35.0	%(2)	201,993	79,737	281,730
14.	Forest Plaza	IL	Rockford	100.0%		324,794	100,587	425,381
15.	Lake Plaza	IL	Waukegan	100.0%		170,789	44,673	215,462
16.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		261,856	109,396	371,252
17.	Lincoln Crossing	IL	O’Fallon	100.0%		229,820	13,446	243,266
18.	Matteson Plaza	IL	Matteson	100.0%		230,885	40,070	270,955
19.	North Ridge Plaza	IL	Joliet	100.0%		190,323	114,747	305,070
20.	White Oaks Plaza	IL	Springfield	100.0%		275,703	115,723	391,426
21.	Willow Knolls Court	IL	Peoria	35.0	%(2)	309,440	72,937	382,377
22.	Brightwood Plaza	IN	Indianapolis	100.0%		0	38,493	38,493
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		161,281	336,432	497,713
24.	Eastland Convenience Center	IN	Evansville	50.0%		126,699	48,940	175,639
25.	Greenwood Plus	IN	Greenwood	100.0%		134,141	21,178	155,319
26.	Griffith Park Plaza	IN	Griffith	100.0%		175,595	88,455	264,050
27.	Keystone Shoppes	IN	Indianapolis	100.0%		0	29,140	29,140
28.	Markland Plaza	IN	Kokomo	100.0%		49,051	41,476	90,527
29.	Muncie Plaza	IN	Muncie	100.0%		271,626	27,195	298,821
30.	New Castle Plaza	IN	New Castle	100.0%		24,912	66,736	91,648
31.	Northwood Plaza	IN	Fort Wayne	100.0%		136,404	71,841	208,245
32.	Teal Plaza	IN	Lafayette	100.0%		98,337	2,750	101,087
33.	Tippecanoe Plaza	IN	Lafayette	100.0%		85,811	4,711	90,522
34.	University Center	IN	Mishawaka	60.0%		104,347	46,177	150,524
35.	Village Park Plaza	IN	Carmel (Indianapolis)	35.0	%(2)	414,593	130,173	544,766
36.	Washington Plaza	IN	Indianapolis	100.0%		21,500	28,607	50,107
37.	West Ridge Plaza	KS	Topeka	100.0%		182,161	59,226	241,387
38.	Park Plaza	KY	Hopkinsville	100.0%		82,398	32,526	114,924
39.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		286,081	117,906	403,987
40.	Regency Plaza	MO	St. Charles	100.0%		210,627	76,846	287,473
41.	Ridgewood Court	MS	Jackson	35.0	%(2)	185,939	54,732	240,671
42.	Dare Centre	NC	Kill Devil Hills	100.0%		127,172	41,391	168,563
43.	MacGregor Village	NC	Cary	100.0%		0	143,514	143,514
44.	North Ridge Shopping Center	NC	Raleigh	100.0%		43,247	122,901	166,148
45.	Rockaway Convenience Center	NJ	Rockaway (New York)	100.0%		44,518	104,393	148,911
46.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		407,303	51,316	458,619
47.	Cobblestone Court	NY	Victor	35.0	%(2)	206,680	58,819	265,499

						Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding	Total
48.	Boardman Plaza	OH	Youngstown	100.0%		365,507	240,468	605,975
49.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		142,229	21,875	164,104
50.	Lima Center	OH	Lima	100.0%		189,584	47,294	236,878
51.	Northland Plaza	OH	Columbus	100.0%		118,304	91,230	209,534
52.	Eastland Plaza	OK	Tulsa	100.0%		152,451	33,623	186,074
53.	DeKalb Plaza	PA	King of Prussia	50.3	%(3)	81,368	20,345	101,713
54.	Henderson Square	PA	King of Prussia	76.0	%(3)	72,683	34,690	107,373
55.	Lincoln Plaza	PA	King of Prussia	63.2	%(3)	143,649	123,582	267,231
56.	Whitehall Mall	PA	Whitehall	38.0	%(3)	444,916	143,168	588,084
57.	Charles Towne Square	SC	Charleston	100.0%		71,794	0	71,794
58.	Empire East(1)	SD	Sioux Falls	50.0%		248,181	48,580	296,761
59.	Knoxville Commons	TN	Knoxville	100.0%		91,483	88,980	180,463
60.	Arboretum at Great Hills	TX	Austin	100.0%		35,773	167,619	203,392
61.	Celina Plaza	TX	El Paso	100.0%		0	8,695	8,695
62.	Gateway Shopping Centers	TX	Austin	95.0%		396,494	115,825	512,319
63.	Ingram Plaza	TX	San Antonio	100.0%		0	111,518	111,518
64.	Lakeline Plaza	TX	Austin	100.0%		307,966	79,497	387,463
65.	Shops at North East Mall, The	TX	Hurst	100.0%		265,595	99,148	364,743
66.	Wolf Ranch	TX	Georgetown (Austin)	100.0%		395,071	219,079	614,150
67.	Chesapeake Center	VA	Chesapeake	100.0%		213,651	92,284	305,935
68.	Fairfax Court	VA	Fairfax	26.3	%(2)	169,043	80,615	249,658
69.	Martinsville Plaza	VA	Martinsville	100.0%		60,000	42,105	102,105
	Total Community/Lifestyle Center GLA					13,235,547	5,756,740	18,992,287

FOOTNOTES:

(1)             This Property is managed by a third party.

(2)             Outside partner receives substantially all of the economic benefit due to a partner preference.

(3)             The Operating Partnership’s indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

SIMON PROPERTY GROUP
International Operational Information(1)
As of September 30, 2006

	As of or for the Nine Months Ended September 30,
	2006	2005
International Premium Outlets (Japan)
Total Number of Premium Outlets	5	5
Total GLA (in millions of square feet)	1.4	1.3
Occupancy	100%	100%
Comparable sales per square foot	JPY 89,746	JPY 85,008
Average base rent per square foot	JPY 4,686	JPY 4,509
European Shopping Centers
Total Number of Shopping Centers	52	51
Total GLA (in millions of square feet)	12.0	11.1
Occupancy	96.9%	97.7%
Comparable sales per square foot	€386	€387
Average rent per square foot	€26.26	€25.99

(1)          Does not include Premium Outlets Punta Norte in Mexico.

SIMON PROPERTY GROUP
International Property Listing

			SPG		Gross Leasable Area(1)
			Effective		Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)		Anchor(4)	Freestanding	Total
	FRANCE
1.	Bay 2	Torcy (Paris)	50.0%		132,400	408,900	541,300
2.	Bay 1	Torcy (Paris)	50.0%		—	336,300	336,300
3.	Bel’Est	Bagnolet (Paris)	17.5%		150,700	63,000	213,700
4.	Villabé A6	Villabé (Paris)	7.5%		102,300	104,500	206,800
	Subtotal France				385,400	912,700	1,298,100
	ITALY
	Ancona:
5.	Ancona	Ancona	49.0	%(3)	82,900	82,300	165,200
6.	Senigallia	Senigallia (Ancona)	49.0%		41,200	41,600	82,800
	Ascoli Piceno:
7.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,900	55,900	94,800
8.	Porto Sant’Elpidio	Porto Sant’Elpidio (Ascoli Piceno)	49.0%		48,000	114,300	162,300
	Bari:
9.	Casamassima	Casamassima (Bari)	49.0%		159,000	388,800	547,800
10.	Modugno (5)	Modugno (Bari)	49.0%		96,900	46,600	143,500
	Bergamo:
11.	Bergamo	Bergamo	49.0	%(3)	103,000	16,900	119,900
	Brescia:
12.	Concesio	Concesio (Brescia)	49.0	%(3)	89,900	27,600	117,500
13.	Mazzano	Mazzano (Brescia)	49.0	%(2)	103,300	127,400	230,700
	Brindisi:
14.	Mesagne	Mesagne (Brindisi)	49.0%		88,000	140,600	228,600
	Cagliari:
15.	Marconi	Marconi (Cagliari)	49.0	%(3)	83,500	109,900	193,400
16.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	75,900	114,800	190,700
	Catania:
17.	La Rena	La Rena (Catania)	49.0%		124,100	22,100	146,200
18.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	83,300	16,000	99,300
	Lecco:
19.	Merate	Merate (Lecco)	49.0	%(3)	73,500	88,500	162,000
	Milan (Milano):
20.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(3)	163,800	120,100	283,900
21.	Nerviano	Nerviano (Milano)	49.0	%(3)	83,800	27,800	111,600
22.	Rescaldina	Rescaldina (Milano)	49.0%		165,100	212,000	377,100
23.	Vimodrone	Vimodrone (Milano)	49.0%		110,400	80,200	190,600
	Naples (Napoli):
24.	Giugliano	Giugliano (Napoli)	19.6%		130,000	618,300	748,300
25.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	98,000	94,900	192,900
26.	Pompei	Pompei (Napoli)	49.0%		74,300	17,100	91,400
	Olbia:
27.	Olbia	Olbia	49.0	%(3)	49,000	48,800	97,800
	Padova:
28.	Padova	Padova	49.0%		73,300	32,500	105,800

SIMON PROPERTY GROUP
International Property Listing

			SPG		Gross Leasable Area(1)
			Effective		Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)		Anchor(4)	Freestanding	Total
	Palermo:
29.	Palermo	Palermo	49.0%		73,100	9,800	82,900
	Pesaro:
30.	Fano	Fano (Pesaro)	49.0%		56,300	56,000	112,300
	Pescara:
31.	Cepagatti	Cepagatti (Pescara)	49.0%		80,200	189,600	269,800
32.	Pescara	Pescara	49.0%		96,300	65,200	161,500
	Piacenza:
33.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,500	74,700	179,200
	Rome (Roma):
34.	Casalbertone	Roma	49.0	%(3)	62,700	84,900	147,600
35.	Collatina	Collatina (Roma)	49.0%		59,500	4,100	63,600
	Sassari:
36.	Centro Azuni	Sassari	49.0	%(3)	—	35,600	35,600
37.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	79,500	154,200	233,700
	Taranto:
38.	Taranto	Taranto	49.0%		75,200	126,500	201,700
	Turin (Torino):
39.	Cuneo	Cuneo (Torino)	49.0%		80,700	201,500	282,200
40.	Rivoli	Rivoli (Torino)	49.0	%(3)	61,800	32,300	94,100
41.	Torino	Torino	49.0%		105,100	66,700	171,800
42.	Venaria	Venaria (Torino)	49.0%		101,600	64,000	165,600
	Venice (Venezia):
43.	Venezia—Mestre	Mestre (Venezia)	49.0%		114,100	132,600	246,700
	Verona:
44.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	89,300	75,300	164,600
	Vicenza:
45.	Vicenza	Vicenza	49.0%		78,400	20,100	98,500
	Subtotal Italy				3,557,400	4,038,100	7,595,500
	POLAND
46.	Arkadia Shopping Center	Warsaw	50.0%		202,100	902,200	1,104,300
47.	Borek Shopping Center	Wroclaw	50.0%		119,900	129,300	249,200
48.	Dabrowka Shopping Center	Katowice	50.0%		121,000	172,900	293,900
49.	Gliwice Shopping Center	Gliwice	50.0%		140,700	239,000	379,700
50.	Turzyn Shopping Center	Szczecin	50.0%		87,200	121,900	209,100
51.	Wilenska Station Shopping Center	Warsaw	50.0%		92,700	215,900	308,600
52.	Zakopianka Shopping Center	Krakow	50.0%		120,200	425,400	545,600
	Subtotal Poland				883,800	2,206,600	3,090,400
	JAPAN
53.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%		—	390,000	390,000
54.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%		—	321,000	321,000
55.	Sano Premium Outlets	Sano (Tokyo)	40.0%		—	318,200	318,200
56.	Toki Premium Outlets	Toki (Nagoya)	40.0%		—	178,000	178,000
57.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%		—	187,000	187,000
	Subtotal Japan				—	1,394,200	1,394,200

SIMON PROPERTY GROUP
International Property Listing

			SPG	Gross Leasable Area(1)
			Effective	Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)	Anchor(4)	Freestanding	Total
	MEXICO
58.	Premium Outlets Punta Norte	Mexico City	50.0%	—	232,000	232,000
	Subtotal Mexico			—	232,000	232,000
	TOTAL INTERNATIONAL ASSETS			4,826,600	8,783,600	13,610,200

FOOTNOTES:

(1)              All gross leasable area listed in square feet.

(2)              This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)              This property is encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)              Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)              We own our interest in the assets in France, Portugal and Poland through our shareholdings in Simon Ivanhoe BV/SARL. Our interest in the Italian assets is owned through Galleria Commerciali Italia S.p.A., while our interest in the assets in Japan is owned through Chelsea Japan Co., Ltd. We own our interest in Mexico through Fideicomiso Trust No. F/315-5.

SIMON PROPERTY GROUP
Capital Expenditures in the U.S. Portfolio
For the Nine Months Ended September 30, 2006
(In thousands)

		Unconsolidated Entities
			Simon
	Consolidated		Group’s
	Properties	Total	Share
New development projects(1)	$248,370	$227,999	$110,239
Redevelopment projects with incremental GLA and/or Anchor Replacement	166,680	66,606	22,961
Renovations with no incremental GLA	27,664	12,700	4,593
Tenant allowances:
Retail	38,134	30,492	11,180
Office portion of retail	1,275	—	—
Operational capital expenditures at properties:
CAM expenditures(2)	42,950	14,744	5,772
Non-CAM expenditures	13,741	6,875	2,606
Totals	$538,814	$359,416	$157,351
Plus (Less): Conversion from accrual to cash basis	(5,118)	27,059
Capital Expenditures for the Nine Months Ended 9/30/06(3)	$533,696	$386,475
Capital Expenditures for the Nine Months Ended 9/30/05(3)	$420,400	$111,852

(1)          Includes $26.8 million relating to Simon’s new headquarters.

(2)          Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(3)          Agrees with the line item “Capital expenditures” on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2006

								Construction-in-Progress
									Unconsolidated Entities
Property/Location	Project Description	The Company’s Ownership Percentage	Projected Opening	Projected Gross Cost (1) (in millions)	Projected Net Cost (in millions)	The Company’s Share of Net Cost	Stabilized Rate of Return	Consolidated Properties	Total	The Company’s Share
New Development Projects:
Coconut Point Estero/Bonita Springs, FL	1.2 million square foot open-air town center with a village component anchored by Dillard’s, Muvico Theatres, and Barnes & Noble and a community center component anchored by Bed Bath & Beyond, Best Buy, Cost Plus World Market, DSW, Office Max, Old Navy, Party City, PetsMart, Pier One Imports, Ross Dress for Less, Sports Authority, T.J. Maxx, Ulta Cosmetics; includes 30,000 sf of office space. Contains separate residential component.	50%	4/06 (Comm Ctr) 11/06 (All other)	$298	$229	$115	10%	—	$225.6	$112.8
Domain, The Austin, TX	700,000 square foot open-air town center anchored by Neiman Marcus and Macy’s and includes 75,000 sf of office space. Contains separate residential component.	100%	3/07	$245	$195	$195	10%	$151.1	—	—
Hamilton Town Center Noblesville (Indianapolis), IN	950,000 square foot town center with village and community center components.	50%	3/08	$157	$142	$ 71	10%	—	$ 10.6	$ 5.3
Philadelphia Premium Outlets Limerick, PA	430,000 square foot upscale outlet center	100%	11/07	$114	$114	$114	12%	$ 23.4	—	—
Pler Park Panama City Beach, FL	920,000 square foot hybrid community/lifestyle center anchored by Target, Southern Theaters’ Grand Theater, Borders Books & Music, Old Navy	100%	10/06 (Target) 5/07 (Theater) 3/08 (All other)	$155	$127	$127	9%	$ 40.7	—	—
Rio Grande Valley Premium Outlets Mercedes, TX	404,000 square foot upscale outlet center	100%	11/06	$ 69	$ 60	$ 60	13%	$ 47.7	—	—
Shops at Arbor Walk, The Austin, TX	460,000 square foot community center anchored by Home Depot, Marshall’s, DSW, Golf Galaxy and JoAnn Fabrics	100%	11/06 (Phase I) 3/07 (Phase II)	$ 60	$ 52	$ 52	9%	$ 41.6	—	—
Village at SouthPark, The Charlotte, NC	Street-level retail project comprised of 48,000 square feet of small shops along with a 33,000 square foot Crate & Barrel. Contains separate residential component.	100%	11/06 (Crate & Barrel) 3/07 (Other retail)	$ 33	$ 26	$ 26	11%	$ 11.6	—	—
Significant Redevelopment Projects with Incremental GLA
Burlington Mall Burlington (Boston), MA	Acquisition of former Filene’s building and addition of Nordstrom and small shops; Crate & Barrel relocation	100%	9/07 (Crate & Barrel) 3/08 (Nordstrom & shops)	$ 78	$ 78	$ 78	11%	$ 21.4	—	—
Castleton Square Indianapolis, IN	Acquisition of former L.S. Ayres building and addition of lifestyle component with AMC Theatres and Borders	100%	11/07	$ 40	$ 40	$ 40	8%	$ 6.1	—	—
Greenwood Park Mall Greenwood (Indianapolis), IN	Acquisition of former L.S. Ayres building and addition of lifestyle component with Barnes & Noble and small shops	100%	11/07	$ 42	$ 42	$ 42	7%	$ 5.4	—	—
Las Vegas Premium Outlets Las Vegas, NV	104,000 square foot phase II of upscale outlet center, including the addition of two five-level parking garages	100%	12/07	$ 56	$ 53	$ 53	12%	$ 7.4	—	—
Lehigh Valley Mall Whitehall, PA	Addition of a lifestyle component consisting of Barnes & Noble, Pottery Barn, Williams-Sonoma, Bonefish Grill and Bravo; includes renovation and addition of outlots	38%	8/07	$ 43	$ 42	$ 16	9%	—	$ 1.4	$ 0.5

SIMON PROPERTY GROUP
U.S. Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2006

								Construction-in-Progress
		The Company’s		Projected	Projected	The Company’s	Stabilized		Unconsolidated Entities
		Ownership	Projected	Gross Cost (1)	Net Cost	Share of	Rate of	Consolidated		The Company’s
Property/ Location	Project Description	Percentage	Opening	(in millions)	(in millions)	Net Cost	Return	Properties	Total	Share
Lenox Square Atlanta, GA	Neiman Marcus expansion; addition of second level of small shops and renovation of the atrium area	100%	10/07	$53	$46	$46	8%	$19.2	—	—
Northgate Mall Seattle, WA	Addition of Barnes & Noble, Panera Bread, Macaroni Grill, Starbucks and Gene Juarez Spa in a lifestyle component; creation of two outparcels	100%	6/07 (Barnes & restaurants) 11/07 (Starbucks & Spa)	$49	$44	$44	8%	$6.9	—	—
Smith Haven Mall Lake Grove (New York), NY	Mall renovation and addition of lifestyle component consisting of Dick’s Sporting Goods, Barnes & Noble, California Pizza Kitchen, The Cheesecake Factory and small shops; addition of Macy’s Furniture	25%	11/06 (renovation, Cheesecake & shops) 6/07 (all other)	$72	$65	$16	10%	—	$35.0	$8.7
St. Johns Town Center - Phase II Jacksonville, FL	180,000 square foot upscale expansion	50%	10/07	$64	$61	$30	11%	—	$9.4	$4.7
Other Redevelopment Projects with Incremental GLA
Allen Premium Outlets Allen (Dallas), TX	28,000 square foot expansion of Neiman Marcus Last Call	100%	6/07
Battlefield Mall Springfield, MO	Lifestyle addition (phase II)	100%	11/06
Columbia Center Kennewick, WA	Lifestyle addition	100%	11/07
Edison Mall Ft. Myers, FL	Lifestyle addition	100%	11/06
Livingston Mall Livingston, NJ	Addition of Barnes & Noble, expansion of Modell’s and food court addition	100%	3/08
Tyrone Square St. Petersburg, FL	Lifestyle addition	100%	10/07
	Subtotal Other Redevelopment Projects with Incremental GLA			$62	$61	$61	7%	$13.9	—	—
Renovations

Aventura Mall Miami Beach, FL	Mall renovation	33%	1/07

Battlefield Mall Springfield, MO	Mall renovation	100%	11/06

Edison Mall Ft. Myers, FL	Mall renovation	100%	2/07

Mall at Chestnut Hill Newton (Boston), MA	Mall renovation	47%	11/06

Orange Park Mall Orange Park (Jacksonville), FL	Mall renovation and addition of Dick’s Sporting Goods	100%	4/07
	Subtotal Renovations			$61	$57	$41	8%	$12.0	$15.3	$5.5

SIMON PROPERTY GROUP
U.S. Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2006

								Construction-in-Progress
		The Company’s		Projected	Projected	The Company’s	Stabilized		Unconsolidated Entities
		Ownership	Projected	Gross Cost (1)	Net Cost	Share of	Rate of	Consolidated		The Company’s
Property/ Location	Project Description	Percentage	Opening	(in millions)	(in millions)	Net Cost	Return	Properties	Total	Share
Anchor/Big Box/Theater Activity

Boynton Beach Mall Boynton Beach, FL	Addition of Muvico Theater	100%	5/07

Galleria, The Houston, TX	Addition of Borders, Del Frisco, Kona Grill, Oceanaire and small shops in former Lord & Taylor space	32%	8/06 (Kona) 11/06 (all other)

Ross Park Mall Pittsburgh, PA	Addition of The Cheesecake Factory	100%	11/06

Square One Mall Saugus (Boston), MA	Addition of Dick’s Sporting Goods	49%	5/07

Washington Square Indianapolis, IN	Addition of Steve & Barry’s	100%	11/06

	Subtotal Anchor/Big Box/Theater Activity			$67	$61	$35	7%	$15.2	$14.4	$6.1
Asset Intensification
Firewheel Town Center Garland, TX	Residential	50%	7/07
The Domain Austin, TX	Residential	50%	3/07
University Mall Pensacola, FL	Self-storage	50%	7/07
Village at SouthPark, The Charlotte, NC	Residential	40%	5/07
	Subtotal Asset Intensification			$136	$128	$59	8%	—	$53.0	$23.9
Miscellaneous								$14.5	$1.1	$0.7
Total Construction in Progress(2)								$438.1	$365.8	$168.2
Land Held for Development								$91.3	$356.5	$144.7

*                       Cost and return are based upon current budget assumptions.  Actual results may vary.

(1)                 Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(2)                 Does not include the Company's international properties.

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of September 30, 2006

			The Company’s
			Ownership		Projected
Shopping center/		Anchors/	Percentage		Net Cost*
Location (Metropolitan area)	Project Description	Major Tenants	of Project	Opening	(in millions)
New Development Projects:
Europe:
Argine—Napoli, Italy	300,000 square foot center anchored by a hypermarket with approximately 75 shops	Auchan	24.0%	Summer 2008	€55
Cinisello—Milano, Italy	400,000 square foot center anchored by a hypermarket with approximately 100 shops	Auchan	49.0%	Summer 2007	€127
Nola—Napoli, Italy	1.0 million square foot center including a hypermarket and department store	Auchan, Coin, Holiday Inn, Media World	22.1%	Summer 2007	€165	(1)
Porta di Roma—Roma, Italy	1.3 million square foot center including a hypermarket, department store and do-it-yourself centers	Auchan, Leroy Merlin, UGC Theatres, Ikea (opened 6/05), Media World, Decathlon	19.6%	Summer 2007	€224
Wasquehal—Wasquehal, France (Lille)	200,000 square foot expansion of existing Carrefour anchored hypermarket(2)	Carrefour	50.0%	10/06	€18
Asia:
Changshu, China	470,000 square foot center anchored by a hypermarket with approximately 150 shops	Wal-Mart	32.5%	Winter (Q1) 2008	CNY 500
Suzhou, China	710,000 square foot center anchored by a hypermarket and theater with approximately 175 shops	Wal-Mart	32.5%	Winter (Q1) 2009	CNY 841
Yeoju Premium Outlets—Yeoju, South Korea	253,000 square foot Phase I upscale outlet center		50.0%	Spring 2007	KRW 78,680
Zhengzhou, China	460,000 square foot center anchored by a hypermarket and theater with approximately 125 shops	Wal-Mart	32.5%	Spring 2008	CNY 503
Redevelopment Projects with Incremental GLA:
Toki Premium Outlets—Nagoya, Japan	53,000 square foot phase II expansion of upscale outlet center	Wacoal, Neostyle Keiji Itakura, Vans, Quicksilver, LAUNDRY, Billabong, Champion, Clark, Harrods, Issey Miyake, Kookai, Labrador Retriever, Paule KA	40.0%	10/06	JPY 1,770
Other projects (1 leasehold development, 1 leasehold extension)					€2

*                      Cost is based upon current budget assumptions. Actual results may vary.

(1)              The Company is not obligated to fund its share of € 22 million increase in project costs from € 143 million to € 165 million.

(2)              Owner of existing gallery did not elect to participate in the expansion. Simon Ivanhoe BV/SARL (“Simon Ivanhoe”), the Company’s joint venture which owns shopping centers in France and Poland, will fund 100% of the costs of the expansion, which is a new development for Simon Ivanhoe.

SIMON PROPERTY GROUP
The Company’s Share of Total Debt Amortization and Maturities by Year
As of September 30, 2006
(In thousands)

	The Company’s	The Company’s	The Company’s
	Share of	Share of	Share of
	Secured	Unsecured	Unconsolidated	The Company’s
	Consolidated	Consolidated	Joint Venture	Share of Total
Year	Debt	Debt	Debt	Debt
2006	16,579	250,000	22,747	289,326
2007	616,527	1,055,000	205,016	1,876,543
2008	494,438	350,000	328,994	1,173,432
2009	738,358	900,000	180,062	1,818,420
2010	704,313	1,100,000	715,541	2,519,854
2011	520,957	1,741,399	530,327	2,792,683
2012	355,679	850,000	280,082	1,485,761
2013	199,751	425,000	202,924	827,675
2014	399,254	700,000	148,206	1,247,460
2015	1,697	1,200,000	431,916	1,633,613
2016	1,686	650,000	482,018	1,133,704
Thereafter	23,831	700,000	250	724,081
Face Amounts of Indebtedness	$4,073,070	$9,921,399	$3,528,083	$17,522,552
Premiums (Discounts) on Indebtedness, Net	37,841	32,085	(1,224)	68,702
Fair Value of Interest Rate Swaps Agreements	—	(10,084)	—	(10,084)
The Company’s Share of Total Indebtedness	$4,110,911	$9,943,400	$3,526,859	$17,581,170

Debt Covenant Compliance Ratios

Senior Unsecured Notes Covenant(1)	Required	Actual		Compliance
Total Debt to Total Assets	<65%	46%		Yes
Total Secured Debt to Total Assets	<50%	20%		Yes
Fixed Charge Coverage Ratio	>1.50X	2.6	X	Yes
Total Unencumbered Assets to Unsecured Debt	>125%	230%		Yes

(1)          Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to the Company’s senior unsecured notes, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

SIMON PROPERTY GROUP
Summary of Indebtedness
As of September 30, 2006
(In thousands)

		The Company’s	Weighted	Weighted
	Total	Share of	Average	Average Years
	Indebtedness	Indebtedness	Interest Rate	to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$3,986,753	$3,808,188	6.42%	4.2
Floating Rate Debt (Hedged)(1)	96,205	96,205	6.22%	2.6
Floating Rate Debt	176,084	168,677	5.89%	3.5
Total Mortgage Debt	4,259,042	4,073,070	6.39%	4.0
Unsecured Debt
Fixed Rate	9,330,000	9,330,000	5.98%	5.5
Floating Rate Debt	300,000	300,000	5.37%	2.3
	9,630,000	9,630,000	5.89%	5.4
Revolving Corporate Credit Facility	—	—	5.70%	4.3
Revolving Credit Facility—Yen Currency	14,811	14,811	0.76%	4.3
Revolving Credit Facility—Euro Currency	276,588	276,588	3.65%	4.3
	291,399	291,399	3.50%	4.3
Total Unsecured Debt	9,921,399	9,921,399	5.89%	5.4
Premium	95,692	94,018
Discount	(24,108)	(24,092)
Fair Value Interest Rate Swaps	(10,084)	(10,084)
Consolidated Mortgages and Other Indebtedness(2)	$14,241,941	$14,054,311	6.04%	5.0
Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$7,348,253	$3,163,824	5.89%	6.0
Floating Rate Debt (Hedged)(1)	201,691	82,884	6.03%	2.7
Floating Rate Debt	529,525	237,484	5.54%	2.8
Total Mortgage Debt	8,079,469	3,484,192	5.86%	5.6
Unsecured Floating Rate Debt	89,574	43,891	3.92%	2.2
Total Unsecured Debt	89,574	43,891	3.92%	2.2
Premium	—	—
Discount	(2,493)	(1,224)
Joint Venture Mortgages and Other Indebtedness	$8,166,550	$3,526,859	5.86%	5.6

The Company’s Share of Total Indebtedness		$17,581,170	5.97%	5.1
Summary of the Company’s share of Fixed and Variable Rate Debt
Consolidated
Fixed	94.0%	13,208,114	6.11%	5.1
Variable	6.0%	846,197	4.93%	3.5
	100.0%	14,054,311	6.04%	5.0
Joint Venture
Fixed	89.7%	3,162,600	5.89%	6.0
Variable	10.3%	364,259	5.65%	2.9
	100.0%	$3,526,859	5.86%	5.6
Total Debt		17,581,170

Total Fixed Debt	93.1%	16,370,714	6.01%	5.2

Total Variable Debt	6.9%	1,210,456	5.05%	3.3

(1)             These debt obligations are hedged by interest rate cap agreements.

(2)             Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2006
(In thousands)

								The
					Interest			Company’s
		Maturity		Interest	Rate	Secured or	Total	Share of
Property Name		Date		Rate(1)	Type	Unsecured	Indebtedness	Indebtedness
Consolidated Indebtedness:
Simon Property Group, LP (Sr. Notes)		11/15/06		6.88%	Fixed	Unsecured	250,000	250,000
Cielo Vista Mall—1	(4)	05/01/07		9.38%	Fixed	Secured	47,773	47,773
Cielo Vista Mall—3	(4)	05/01/07		6.76%	Fixed	Secured	34,916	34,916
Lakeline Mall		05/01/07		7.65%	Fixed	Secured	65,327	65,327
McCain Mall—1	(4)	05/01/07		9.38%	Fixed	Secured	22,306	22,306
McCain Mall—2	(4)	05/01/07		6.76%	Fixed	Secured	16,117	16,117
Valle Vista Mall—1	(4)	05/01/07		9.38%	Fixed	Secured	29,545	29,545
Valle Vista Mall—2	(4)	05/01/07		6.81%	Fixed	Secured	7,169	7,169
Wolfchase Galleria		06/30/07		7.80%	Fixed	Secured	71,061	67,150
Keystone at the Crossing		07/31/07		7.85%	Fixed	Secured	57,790	57,790
Copley Place		08/01/07		7.44%	Fixed	Secured	171,999	168,812
Simon Property Group, LP (Medium Term Notes)		09/20/07		7.13%	Fixed	Unsecured	180,000	180,000
University Park Mall		10/01/07		7.43%	Fixed	Secured	57,006	34,204
CPG Partners, LP (Sr. Notes)		10/21/07		7.25%	Fixed	Unsecured	125,000	125,000
Simon Property Group, LP (Sr. Notes)		11/15/07		6.38%	Fixed	Unsecured	750,000	750,000
Bangor Mall		12/01/07		7.06%	Fixed	Secured	22,223	14,745
White Oaks Mall	(2)	02/25/08		6.42%	Variable	Secured	48,361	40,954
Simon Property Group, LP (MOPPRS)		06/15/08		7.00%	Fixed	Unsecured	200,000	200,000
Gilroy Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	64,559	64,559
Kittery Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	10,688	10,688
Lighthouse Place Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	44,547	44,547
Waterloo Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	35,879	35,879
Simon Property Group, LP (Sr. Notes)		08/28/08		5.38%	Fixed	Unsecured	150,000	150,000
Stanford Shopping Center		09/11/08	(11)	3.60%	Fixed	Secured	220,000	220,000
Arsenal Mall—1		09/28/08		6.75%	Fixed	Secured	31,576	31,576
College Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	33,031	33,031
College Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	10,762	10,762
Greenwood Park Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	27,665	27,665
Greenwood Park Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	55,600	55,600
Towne East Square—1		01/01/09		7.00%	Fixed	Secured	44,736	44,736
Towne East Square—2		01/01/09		6.81%	Fixed	Secured	22,438	22,438
Woodland Hills Mall		01/01/09		7.00%	Fixed	Secured	81,934	77,401
Simon Property Group, LP (Sr. Notes)		01/30/09	(16)	3.75%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Sr. Notes)		02/09/09		7.13%	Fixed	Unsecured	300,000	300,000
Penn Square Mall		03/01/09		7.03%	Fixed	Secured	68,543	64,770
CPG Partners, LP (Sr. Notes)		03/15/09		3.50%	Fixed	Unsecured	100,000	100,000
Plaza Carolina—Fixed		05/09/09		5.10%	Fixed	Secured	95,273	95,273
Plaza Carolina—Variable Capped	(2)	05/09/09		6.22%	Variable	Secured	96,205	96,205
Plaza Carolina—Variable Floating	(2)	05/09/09		6.22%	Variable	Secured	57,723	57,723

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2006
(In thousands)

								The
				Interest				Company’s
		Maturity	Interest	Rate	Secured or		Total	Share of
Property Name		Date	Rate(1)	Type	Unsecured		Indebtedness	Indebtedness
Simon Property Group, LP (Sr. Notes)		07/15/09	7.00%	Fixed	Unsecured		150,000	150,000
CPG Partners, LP (Sr. Notes)		08/17/09	8.63%	Fixed	Unsecured		50,000	50,000
Bloomingdale Court	(8)	11/01/09	7.78%	Fixed	Secured		27,639	27,639
Forest Plaza	(8)	11/01/09	7.78%	Fixed	Secured		15,160	15,160
Lake View Plaza	(8)	11/01/09	7.78%	Fixed	Secured		20,152	20,152
Lakeline Plaza	(8)	11/01/09	7.78%	Fixed	Secured		22,094	22,094
Lincoln Crossing	(8)	11/01/09	7.78%	Fixed	Secured		3,050	3,050
Matteson Plaza	(8)	11/01/09	7.78%	Fixed	Secured		8,874	8,874
Muncie Plaza	(8)	11/01/09	7.78%	Fixed	Secured		7,673	7,673
Regency Plaza	(8)	11/01/09	7.78%	Fixed	Secured		4,159	4,159
St. Charles Towne Plaza	(8)	11/01/09	7.78%	Fixed	Secured		26,622	26,622
West Ridge Plaza	(8)	11/01/09	7.78%	Fixed	Secured		5,363	5,363
White Oaks Plaza	(8)	11/01/09	7.78%	Fixed	Secured		16,362	16,362
Simon Property Group, LP (Sr. Notes)		03/18/10	4.88%	Fixed	Unsecured		300,000	300,000
Simon Property Group, LP (Sr. Notes)		06/15/10	4.60%	Fixed	Unsecured		400,000	400,000
SB Trolley Square Holding		08/01/10	9.03%	Fixed	Secured		28,471	28,471
Simon Property Group, LP (Sr. Notes)		08/15/10	4.88%	Fixed	Unsecured		400,000	400,000
Coral Square		10/01/10	8.00%	Fixed	Secured		86,038	83,646
Crystal River		11/11/10	7.63%	Fixed	Secured		15,390	15,390
Forum Shops at Caesars, The		12/01/10	4.78%	Fixed	Secured		544,005	544,005
Port Charlotte Town Center		12/11/10	7.98%	Fixed	Secured		52,127	41,702
Oxford Valley Mall		01/10/11	6.76%	Fixed	Secured		80,517	50,855
Revolving Credit Facility—USD	(2)	01/11/11	5.70%	Variable	Unsecured		—	—
Revolving Credit Facility—Yen Currency	(2)	01/11/11	0.76%	Variable	Unsecured	(17)	14,811	14,811
Revolving Credit Facility—Euro Currency	(2)	01/11/11	3.65%	Variable	Unsecured	(18)	276,588	276,588
Simon Property Group, LP (Sr. Notes)		01/20/11	7.75%	Fixed	Unsecured		200,000	200,000
CPG Partners, LP (Sr. Notes)		02/01/11	8.25%	Fixed	Unsecured		150,000	150,000
Simon Property Group, LP (Sr. Notes)		06/01/11	5.38%	Fixed	Unsecured		500,000	500,000
Henderson Square		07/01/11	6.94%	Fixed	Secured		15,115	11,483
Ingram Park Mall	(7)	08/11/11	6.99%	Fixed	Secured		79,772	79,772
Knoxville Center	(7)	08/11/11	6.99%	Fixed	Secured		60,408	60,408
Northlake Mall	(7)	08/11/11	6.99%	Fixed	Secured		69,689	69,689
Towne West Square	(7)	08/11/11	6.99%	Fixed	Secured		52,218	52,218
Simon Property Group, LP (Sr. Notes)		09/01/11	5.60%	Fixed	Unsecured		600,000	600,000
Gateway Shopping Center		10/01/11	5.89%	Fixed	Secured		87,000	84,218
Tacoma Mall		10/01/11	7.00%	Fixed	Secured		127,233	127,233
Simon Property Group, LP (Sr. Notes)		05/01/12	5.75%	Fixed	Unsecured		400,000	400,000
CPG Partners, LP (Sr. Notes)		06/15/12	6.88%	Fixed	Unsecured		100,000	100,000
Simon Property Group, LP (Sr. Notes)		08/28/12	6.35%	Fixed	Unsecured		350,000	350,000
Anderson Mall		10/10/12	6.20%	Fixed	Secured		28,739	28,739

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2006
(In thousands)

							The
				Interest			Company’s
		Maturity	Interest	Rate	Secured or	Total	Share of
Property Name		Date	Rate(1)	Type	Unsecured	Indebtedness	Indebtedness
Century III Mall	(5)	10/10/12	6.20%	Fixed	Secured	84,832	84,832
Crossroads Mall		10/10/12	6.20%	Fixed	Secured	42,606	42,606
Forest Mall	(6)	10/10/12	6.20%	Fixed	Secured	17,062	17,062
Highland Lakes Center	(5)	10/10/12	6.20%	Fixed	Secured	15,727	15,727
Longview Mall	(5)	10/10/12	6.20%	Fixed	Secured	31,931	31,931
Markland Mall	(6)	10/10/12	6.20%	Fixed	Secured	22,591	22,591
Midland Park Mall	(6)	10/10/12	6.20%	Fixed	Secured	32,980	32,980
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured	52,758	52,758
Richmond Towne Square	(6)	10/10/12	6.20%	Fixed	Secured	46,324	46,324
CPG Partners, LP (Sr. Notes)		01/15/13	6.00%	Fixed	Unsecured	150,000	150,000
Factory Stores of America—Boaz	(10)	03/10/13	9.10%	Fixed	Secured	2,760	2,760
The Factory Shoppes at Branson Meadows	(10)	03/10/13	9.10%	Fixed	Secured	9,437	9,437
MacGregor Village	(10)	03/10/13	9.10%	Fixed	Secured	6,796	6,796
Factory Stores of America—Georgetown	(10)	03/10/13	9.10%	Fixed	Secured	6,541	6,541
Factory Stores of America—Graceville	(10)	03/10/13	9.10%	Fixed	Secured	1,943	1,943
Dare Centre	(10)	03/10/13	9.10%	Fixed	Secured	1,690	1,690
Factory Stores of America—Lebanon	(10)	03/10/13	9.10%	Fixed	Secured	1,633	1,633
Factory Stores of America—Nebraska City	(10)	03/10/13	9.10%	Fixed	Secured	1,534	1,534
North Ridge Shopping Center	(10)	03/10/13	9.10%	Fixed	Secured	8,300	8,300
Factory Stores of America—Story City	(10)	03/10/13	9.10%	Fixed	Secured	1,897	1,897
Carolina Premium Outlets—Smithfield	(10)	03/10/13	9.10%	Fixed	Secured	20,293	20,293
The Crossings Premium Outlets		03/13/13	5.85%	Fixed	Secured	57,028	57,028
Simon Property Group, LP (Sr. Notes)		03/15/13	5.45%	Fixed	Unsecured	200,000	200,000
Battlefield Mall		07/01/13	4.60%	Fixed	Secured	98,236	98,236
Retail Property Trust (Sr. Notes)		09/01/13	7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Sr. Notes)		01/30/14	4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14	6.05%	Fixed	Secured	30,538	9,650
Montgomery Mall		05/11/14	5.17%	Fixed	Secured	92,872	49,659
Boardman Plaza		07/01/14	5.94%	Fixed	Secured	23,598	23,598
Desoto Square		07/01/14	5.89%	Fixed	Secured	64,153	64,153
Upper Valley Mall		07/01/14	5.89%	Fixed	Secured	47,904	47,904
Washington Square		07/01/14	5.94%	Fixed	Secured	30,693	30,693
West Ridge Mall		07/01/14	5.89%	Fixed	Secured	68,711	68,711
Chesapeake Square		08/01/14	5.84%	Fixed	Secured	72,937	54,703
Brunswick Square		08/11/14	5.65%	Fixed	Secured	85,922	85,922
Simon Property Group, LP (Sr. Notes)		08/15/14	5.63%	Fixed	Unsecured	500,000	500,000
DeKalb Plaza		01/01/15	5.28%	Fixed	Secured	3,328	1,675
Simon Property Group, LP (Sr. Notes)		06/15/15	5.10%	Fixed	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		12/01/15	5.75%	Fixed	Unsecured	600,000	600,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2006
(In thousands)

								The
				Interest				Company’s
		Maturity	Interest	Rate	Secured or		Total	Share of
Property Name		Date	Rate(1)	Type	Unsecured		Indebtedness	Indebtedness
Retail Property Trust (Sr. Notes)		03/15/16	7.88%	Fixed	Unsecured		250,000	250,000
Simon Property Group, LP (Sr. Notes)		05/01/16	6.10%	Fixed	Unsecured		400,000	400,000
Arsenal Mall—2		05/05/16	8.20%	Fixed	Secured		1,370	1,370
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured		500,000	500,000
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured		200,000	200,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured		35,495	35,495
Total Consolidated Indebtedness at Face Value							14,180,441	13,994,469
Premium on Fixed-Rate Indebtedness							95,692	94,018
Discount on Fixed-Rate Indebtedness							(24,108)	(24,092)
Fair Value Interest Rate Swaps							(10,084)	(10,084)
Total Consolidated Indebtedness							14,241,941	14,054,311
Joint Venture Indebtedness
St. John’s Town Center Phase II		11/30/06	6.17%	Variable	Secured		11,700	5,850
Hamilton Town Center		03/31/07	6.32%	Variable	Secured		6,803	3,402
Gwinnett Place—1		04/01/07	7.54%	Fixed	Secured		35,793	17,897
Gwinnett Place—2		04/01/07	7.25%	Fixed	Secured		79,551	39,776
Town Center at Cobb—1		04/01/07	7.54%	Fixed	Secured		45,602	22,801
Town Center at Cobb—2		04/01/07	7.25%	Fixed	Secured		60,541	30,271
Galleria Commerciali Italia—Cinisello		06/20/07	3.82%	Variable	Secured	(13)	41,079	20,129
Coddingtown Mall		07/14/07	6.57%	Variable	Secured		10,500	10,500
Mall at Rockingham		09/01/07	7.88%	Fixed	Secured		93,562	22,987
Gotemba Premium Outlets—Variable		09/30/07	2.17%	Variable	Secured	(15)	18,785	7,514
Aventura Mall		04/06/08	6.61%	Fixed	Secured		200,000	66,667
West Town Mall		05/01/08	6.90%	Fixed	Secured		76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	Fixed	Secured		96,574	47,454
Mall of New Hampshire—2		10/01/08	8.53%	Fixed	Secured		8,013	3,937
Fashion Valley Mall—1		10/11/08	6.49%	Fixed	Secured		159,418	79,709
Fashion Valley Mall—2		10/11/08	6.58%	Fixed	Secured		29,124	14,562
SouthPark Residential		10/31/08	6.72%	Variable	Secured		12,270	4,908
Whitehall Mall		11/01/08	6.77%	Fixed	Secured		13,172	5,004
Galleria Commerciali Italia—Facility C		12/22/08	3.92%	Variable	Unsecured	(13)	89,574	43,891
Source, The		03/11/09	6.65%	Fixed	Secured		124,000	31,000
Shops at Sunset Place, The	(2)	05/09/09	6.07%	Variable	Secured		91,691	34,384

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2006
(In thousands)

									The
					Interest				Company’s
		Maturity		Interest	Rate	Secured or		Total	Share of
Property Name		Date		Rate(1)	Type	Unsecured		Indebtedness	Indebtedness
Seminole Towne Center	(2)	07/09/09		5.97%	Variable	Secured		70,000	31,500
Fashion Centre Pentagon Office	(2)	07/09/09		6.07%	Variable	Secured		40,000	17,000
Apple Blossom Mall		09/10/09		7.99%	Fixed	Secured		38,347	18,843
Auburn Mall		09/10/09		7.99%	Fixed	Secured		44,894	22,060
Toki Premium Outlets		10/30/09		1.13%	Variable	Secured	(15)	12,410	4,964
Mall at Chestnut Hill		02/02/10		8.45%	Fixed	Secured		14,221	6,715
Coconut Point	(2)	05/19/10		6.42%	Variable	Secured		176,695	88,348
Westchester, The		06/01/10		4.86%	Fixed	Secured		500,000	200,000
Mall of Georgia		07/01/10		7.09%	Fixed	Secured		192,529	96,265
Lehigh Valley Mall	(2)	08/09/10		5.88%	Variable	Secured		150,000	56,415
Springfield Mall		12/01/10		6.42%	Variable	Secured		76,500	29,062
Florida Mall, The		12/10/10		7.55%	Fixed	Secured		254,981	127,491
Surprise Grand Vista		12/28/10	(19)	10.61%	Fixed	Secured		247,504	99,002
Domain Residential	(2)	03/03/11		6.47%	Variable	Secured		12,783	6,392
Atrium at Chestnut Hill		03/11/11		6.89%	Fixed	Secured		46,192	22,698
Cape Cod Mall		03/11/11		6.80%	Fixed	Secured		93,864	46,122
Bay 1 (Torcy)		05/31/11		4.12%	Fixed	Secured	(14)	17,850	8,925
Bay 2 (Torcy)		06/30/11		4.12%	Fixed	Secured	(14)	66,586	33,293
Highland Mall		07/11/11		6.83%	Fixed	Secured		67,051	33,526
Villabe A6—Bel’Est		08/31/11		4.42%	Fixed	Secured	(14)	11,314	5,657
Wilenska Station Shopping Center		08/31/11		4.82%	Fixed	Secured	(14)	37,982	18,991
Fashion Centre Pentagon Retail		09/11/11		6.63%	Fixed	Secured		157,477	66,928
Galleria Commerciali Italia—Facility A		12/22/11		4.47%	Fixed	Secured	(13)	300,605	147,296
Galleria Commerciali Italia—Facility B		12/22/11		4.57%	Fixed	Secured	(13)	313,825	153,774
Zakopianka Shopping Center		12/28/11		6.60%	Fixed	Secured	(12)	14,285	7,142
Borek Shopping Center		02/06/12		5.93%	Fixed	Secured	(12)	15,756	7,878
Dadeland Mall		02/11/12		6.75%	Fixed	Secured		189,907	94,954
Square One		03/11/12		6.73%	Fixed	Secured		90,347	44,394
Arkadia Shopping Center		05/31/12		4.37%	Fixed	Secured	(14)	129,788	64,894
Crystal Mall		09/11/12		5.62%	Fixed	Secured		100,290	74,785
Emerald Square Mall		03/01/13		5.13%	Fixed	Secured		137,436	67,533
Avenues, The		04/01/13		5.29%	Fixed	Secured		75,917	18,979
Circle Centre Mall		04/11/13		5.02%	Fixed	Secured		75,953	11,142
Solomon Pond		08/01/13		3.97%	Fixed	Secured		113,682	55,860
Tosu Premium Outlets		08/24/13		2.59%	Fixed	Secured	(15)	11,585	4,634
Miami International Mall		10/01/13		5.35%	Fixed	Secured		97,500	46,582
Liberty Tree Mall		10/11/13		5.22%	Fixed	Secured		35,000	17,198
Northshore Mall		03/11/14		5.03%	Fixed	Secured		210,000	103,189
Turzyn Shopping Center		06/06/14		6.32%	Fixed	Secured	(12)	23,219	11,610

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2006
(In thousands)

							The
			Interest				Company’s
	Maturity	Interest	Rate	Secured or		Total	Share of
Property Name	Date	Rate(1)	Type	Unsecured		Indebtedness	Indebtedness
Dabrowka Shopping Center	07/03/14	6.04%	Fixed	Secured	(12)	4,784	2,392
Gotemba Premium Outlets—Fixed	10/25/14	2.00%	Fixed	Secured	(15)	9,181	3,672
Rinku Premium Outlets	10/25/14	2.33%	Fixed	Secured	(15)	33,587	13,435
Indian River Commons	11/01/14	5.21%	Fixed	Secured		9,645	4,823
Indian River Mall	11/01/14	5.21%	Fixed	Secured		65,355	32,678
St. Johns Town Center	03/11/15	5.06%	Fixed	Secured		170,000	85,000
Gaitway Plaza	07/01/15	4.60%	Fixed	Secured		13,900	3,243
Plaza at Buckland Hills, The	07/01/15	4.60%	Fixed	Secured		24,800	8,680
Ridgewood Court	07/01/15	4.60%	Fixed	Secured		14,650	5,128
Village Park Plaza	07/01/15	4.60%	Fixed	Secured		29,850	10,448
West Town Corners	07/01/15	4.60%	Fixed	Secured		18,800	4,388
Clay Terrace	10/01/15	5.08%	Fixed	Secured		115,000	57,500
Houston Galleria—1	12/01/15	5.44%	Fixed	Secured		643,583	202,632
Houston Galleria—2	12/01/15	5.44%	Fixed	Secured		177,417	55,860
Smith Haven Mall	03/01/16	5.16%	Fixed	Secured		180,000	45,000
Quaker Bridge Mall	04/01/16	7.03%	Fixed	Secured		21,918	8,327
Sano Premium Outlets	05/31/16	2.40%	Fixed	Secured	(15)	50,688	20,275
Eastland Mall	06/01/16	5.79%	Fixed	Secured		168,000	84,000
Empire Mall	06/01/16	5.79%	Fixed	Secured		176,300	88,150
Granite Run Mall	06/01/16	5.83%	Fixed	Secured		121,534	60,767
Mesa Mall	06/01/16	5.79%	Fixed	Secured		87,250	43,625
Rushmore Mall	06/01/16	5.79%	Fixed	Secured		94,000	47,000
Southern Hills Mall	06/01/16	5.79%	Fixed	Secured		101,500	50,750
Valley Mall	06/01/16	5.83%	Fixed	Secured		47,319	23,660
Greendale Mall	10/01/16	6.00%	Fixed	Secured		45,000	22,112
King of Prussia Mall—1	01/01/17	7.49%	Fixed	Secured		165,466	20,435
King of Prussia Mall—2	01/01/17	8.53%	Fixed	Secured		11,489	1,419
Total Joint Venture Indebtedness at Face Value						8,169,043	3,528,083
Premium on JV Fixed-Rate Indebtedness						—	—
Discount on JV Fixed-Rate Indebtedness						(2,493)	(1,224)
Total Joint Venture Indebtedness						8,166,550	3,526,859
The Company’s Share of Total Indebtedness							17,581,170

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2006
(In thousands)

(Footnotes for preceeding pages)

Footnotes:

           (1)     Variable rate debt interest rates are based on the following base rates as of September 30, 2006: LIBOR at 5.32%; EURIBOR at 3.27%; and YEN LIBOR at .38%.

           (2)     Includes applicable extensions available at Company’s option.

           (3)     These two Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (4)     These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (5)     These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (6)     These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (7)     These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (8)     These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (9)     These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

      (10)     These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

      (11)     Simultaneous with the issuance of this loan, the Company entered into a $70 million notional amount variable rate swap agreement which is designated as a hedge against this loan. As of September 30, 2006, after including the impacts of this swap, the terms of the loan are effectively $150 million fixed at 3.60% and $70 million variable rate at 5.37%.

      (12)     Amounts shown in USD Equivalent. Euro equivalent is 45.7 million.

      (13)     Amounts shown in USD Equivalent. Euro equivalent is 587.3 million. Associated with Facility A and B are interest rate swap agreements with a total combined 484.0 million euros notional amount that effectively fixes Facility A and B at 3.99%.

      (14)     Amounts shown in USD Equivalent. Euro equivalent is 207.7 million. Associated with these loans are interest rate swap agreements with a total combined 195.9 million euros notional amount that effectively fix these loans at a combined 5.28%.

      (15)     Amounts shown in USD Equivalent. Yen equivalent is 15,770.5 million.

      (16)     The Company has $300 million notional amount variable rate swap agreement which is a designated hedge against this unsecured note effectively converting to a six month LIBOR variable rate.

      (17)     Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 1,746.4 million.

      (18)     Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 218.0 million.

      (19)     Property debt consists of three components; fixed loans at 9.80% and 13.80%, and a variable rate loan at LIBOR plus 500 basis points. The variable component has LIBOR capped at 7.50%, which effectively fixes the three components at a weighted average rate of 10.61%

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2006

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Prien Lake Mall	Lake Charles	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2006

Property Name	City	State
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Independence Center	Independence	MO
SouthPark	Charlotte	NC
Pheasant Lane	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Raleigh Springs Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2006

Property Name	City	State
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Premium Outlet Centers:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Outlet Center	Las Vegas	NV
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2006

Property Name	City	State
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Brightwood Plaza	Indianapolis	IN
Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Cobblestone Court	Victor	NY
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Northland Plaza	Columbus	OH
Eastland Plaza	Tulsa	OK

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2006

Property Name	City	State
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Celina Plaza	El Paso	TX
Wolf Ranch Town Center	Georgetown	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Factory Merchants Branson	Branson	MO
Crossville Outlet Center	Crossville	TN
Factory Stores at North Bend	North Bend	WA

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of September 30, 2006
($ in 000’s, except per share amounts)

			Per Share	Aggregate
		Number of	Liquidation	Liquidation	Ticker
Issuer	Description	Shares/Units	Preference	Preference	Symbol
Preferred Stock:
Simon Property Group, Inc.	Series F 8.75% Cumulative Redeemable(1)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G 7.89% Cumulative Step-Up Premium Rate(2)	3,000,000	$50	$150,000	SPGPrG
Simon Property Group, Inc.	Series I 6% Convertible Perpetual Preferred(3)	13,680,678	$50	$684,034	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(4)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible(5)	1,369,108	$28	$38,335	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable(6)	1,425,573	$30	$42,767	N/A
Simon Property Group, L.P.	Series I 6% Convertible Perpetual(7)	4,082,665	$50	$204,133	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable(8)	255,373	$100	$25,537	N/A
Simon Property Group, L.P.	7.75%/8.00% Cumulative Redeemable(9)	850,698	$100	$85,070	N/A

(1)             All outstanding shares were redeemed on October 4, 2006. Prior to redemption, the shares were traded on the New York Stock Exchange and the closing price on September 29, 2006, was $25.00 per share. The Company sold a new issue of preferred stock to an institutional investor in a private transaction and used the proceeds to pay the aggregate redemption price.

(2)             The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on September 29, 2006 was $51.60 per share.

(3)             Each share was convertible into 0.78637 of a share of common stock during the period beginning on July 3, 2006 and ending on September 29, 2006. Each share is convertible into 0.78745 of a share of common stock during the period beginning on October 2, 2006 and ending on December 29, 2006. The shares are redeemable on or after October 14, 2009, in whole or in part, for cash only at a liquidation preference of $50 per share, if the closing price per share of common stock exceeds 130% of the applicable conversion price for 20 trading days within a period of 30 consecutive trading days ending on the trading day before notice of redemption is issued. The shares are traded on the New York Stock Exchange. The closing price on September 29, 2006 was $74.00 per share.

(4)             Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on September 29, 2006 was $62.15 per share.

(5)             Each unit is convertible into 0.75676 of a share of common stock. Each unit is redeemable on or after August 27, 2009.

(6)             Each unit is redeemable on or after August 27, 2009.

(7)             Each unit was convertible into 0.78637 of a share of common stock during the period beginning on July 3, 2006 and ending on September 29, 2006. Each unit is convertible into 0.78745 of a share of common stock during the period beginning on October 2, 2006 and ending on December 29, 2006. Each unit may be exchanged for a share of Series I 6% Convertible Perpetual Preferred stock or cash, at Simon Group’s option.

(8)             Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

(9)             Each unit is redeemable on or after January 1, 2011 or earlier upon the occurrence of certain tax triggering events.